Exhibit 4.3

Thirtieth Supplemental Indenture

Dated as of July 1, 2020

Supplement to the Amended and Restated Indenture

Dated as of April 22, 2005

PACIFIC GAS AND ELECTRIC COMPANY

Issuer

and

BOKF, N.A.

Trustee

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Section 709	Bond Exchange	46
Section 710	Section 307 of the Twenty-First Supplemental Indenture (Amended 307)	46
Section 711	The Twenty-First Supplemental Indenture (Amended 309)	47
Section 712	The Twenty-First Supplemental Indenture (Amended 310)	48
Section 713	The Twenty-First Supplemental Indenture (Amended 311)	50
Section 714	The Twenty-First Supplemental Indenture (Amended 312)	51
Section 715	The Twenty-First Supplemental Indenture (Amended 313)	51
Section 716	Bond Exchange	51

ARTICLE EIGHT AMENDMENT OF THE TWENTY-THIRD SUPPLEMENTAL INDENTURE AND THE 3.40% SENIOR NOTES DUE 2024		52

Section 801	Exhibit A of the Twenty-Third Supplemental Indenture	52
Section 802	The Twenty-Third Supplemental Indenture	52
Section 803	Section 207 of the Twenty-Third Supplemental Indenture (Amended)	52
Section 804	The Twenty-Third Supplemental Indenture (Amended 209)	53
Section 805	The Twenty-Third Supplemental Indenture (Amended 210)	54
Section 806	The Twenty-Third Supplemental Indenture (Amended 211)	56
Section 807	The Twenty-Third Supplemental Indenture (Amended 212)	57
Section 808	The Twenty-Third Supplemental Indenture (Amended 213)	57
Section 809	Bond Exchange	57

ARTICLE NINE AMENDMENT OF THE TWENTY-FOURTH SUPPLEMENTAL INDENTURE AND THE 4.30% SENIOR NOTES DUE 2045		58

Section 901	Exhibit A of the Twenty-Fourth Supplemental Indenture	58
Section 902	The Twenty-Fourth Supplemental Indenture	58
Section 903	Section 207 of the Twenty-Fourth Supplemental Indenture (Amended)	58
Section 904	The Twenty-Fourth Supplemental Indenture (Amended 209)	59
Section 905	The Twenty-Fourth Supplemental Indenture (Amended 210)	60
Section 906	The Twenty-Fourth Supplemental Indenture (Amended 211)	62
Section 907	The Twenty-Fourth Supplemental Indenture (Amended 212)	63
Section 908	The Twenty-Fourth Supplemental Indenture (Amended 213)	63
Section 909	Bond Exchange	63

ARTICLE TEN AMENDMENT OF THE TWENTY-FIFTH SUPPLEMENTAL INDENTURE AND THE 3.50% SENIOR NOTES DUE 2025		64

Section 1001	Exhibit A of the Twenty-Fifth Supplemental Indenture	64
Section 1002	The Twenty-Fifth Supplemental Indenture	64
Section 1003	Section 207 of the Twenty-Fifth Supplemental Indenture	64
Section 1004	The Twenty-Fifth Supplemental Indenture (Amended 209)	65
Section 1005	The Twenty-Fifth Supplemental Indenture (Amended 210)	66
Section 1006	The Twenty-Fifth Supplemental Indenture (Amended 211)	68
Section 1007	The Twenty-Fifth Supplemental Indenture (Amended 212)	69
Section 1008	The Twenty-Fifth Supplemental Indenture (Amended 213)	69
Section 1009	Bond Exchange	69

ARTICLE ELEVEN AMENDMENT OF THE TWENTY-SIXTH SUPPLEMENTAL INDENTURE AND THE 4.25% SENIOR NOTES DUE 2046		70

Section 1101	Exhibit B of the Twenty-Sixth Supplemental Indenture	70
Section 1102	The Twenty-Sixth Supplemental Indenture	70
Section 1103	Section 307 of the Twenty-Sixth Supplemental Indenture	70
Section 1104	The Twenty-Sixth Supplemental Indenture (Amended 309)	71
Section 1105	The Twenty-Sixth Supplemental Indenture (Amended 310)	72
Section 1106	The Twenty-Sixth Supplemental Indenture (Amended 311)	74
Section 1107	The Twenty-Sixth Supplemental Indenture (Amended 312)	75
Section 1108	The Twenty-Sixth Supplemental Indenture (Amended 313)	75
Section 1109	Bond Exchange	75

ARTICLE TWELVE AMENDMENT OF THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE AND THE 2.95% SENIOR NOTES DUE 2026		76

Section 1201	Exhibit A of the Twenty-Seventh Supplemental Indenture	76
Section 1202	The Twenty-Seventh Supplemental Indenture (Amended)	76
Section 1203	Section 207 of the Twenty-Seventh Supplemental Indenture	76
Section 1204	The Twenty-Seventh Supplemental Indenture (Amended 209)	77
Section 1205	The Twenty-Seventh Supplemental Indenture (Amended 210)	78
Section 1206	The Twenty-Seventh Supplemental Indenture (Amended 211)	80
Section 1207	The Twenty-Seventh Supplemental Indenture (Amended 212)	81
Section 1208	The Twenty-Seventh Supplemental Indenture (Amended 213)	81
Section 1209	Bond Exchange	81

ARTICLE THIRTEEN AMENDMENT OF THE TWENTY-EIGHTH SUPPLEMENTAL INDENTURE AND THE 4.00% SENIOR NOTES DUE 2046		82

Section 1301	Exhibit B of the Twenty-Eighth Supplemental Indenture	82
Section 1302	The Twenty-Eighth Supplemental Indenture	82
Section 1303	Section 307 of the Twenty-Eighth Supplemental Indenture	82
Section 1304	The Twenty-Eighth Supplemental Indenture (Amended 309)	83
Section 1305	The Twenty-Eighth Supplemental Indenture (Amended 310)	84
Section 1306	The Twenty-Eighth Supplemental Indenture (Amended 311)	86
Section 1307	The Twenty-Eighth Supplemental Indenture (Amended 312)	87
Section 1308	The Twenty-Eighth Supplemental Indenture (Amended 313)	87
Section 1309	Bond Exchange	87

ARTICLE FOURTEEN AMENDMENT OF THE TWENTY-NINTH SUPPLEMENTAL INDENTURE AND THE 3.30% SENIOR NOTES DUE 2027		88

Section 1401	Exhibit A of the Twenty-Ninth Supplemental Indenture	88
Section 1402	The Twenty-Ninth Supplemental Indenture	88

Section 1403	Section 207 of the Twenty-Ninth Supplemental Indenture	88
Section 1404	The Twenty-Ninth Supplemental Indenture (Amended 209)	89
Section 1405	The Twenty-Ninth Supplemental Indenture (Amended 210)	90
Section 1406	The Twenty-Ninth Supplemental Indenture (Amended 211)	92
Section 1407	The Twenty-Ninth Supplemental Indenture (Amended 212)	93
Section 1408	The Twenty-Ninth Supplemental Indenture (Amended 213)	93
Section 1409	Bond Exchange	93

ARTICLE FIFTEEN PAYING AGENT, TRANSFER AGENT AND BOND REGISTRAR		94

Section 1501	Paying Agent, Transfer Agent and Bond Registrar	94

ARTICLE SIXTEEN MISCELLANEOUS PROVISIONS		94

Section 1601	Concerning the Trustee	94
Section 1602	Application of Thirtieth Supplemental Indenture	94
Section 1603	Effective Date of Thirtieth Supplemental Indenture	94
Section 1604	Governing Law	94
Section 1605	Counterparts	95

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THIRTIETH SUPPLEMENTAL INDENTURE, dated as of July 1, 2020 (this “Thirtieth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (the “Company” or the “Issuer”), and BOKF, N.A., a national banking association organized and existing under the laws of the United States of America, as successor Trustee under the Base Indenture (as hereinafter defined) (the “Trustee”).

RECITALS OF THE COMPANY

A.    The Company and the Trustee are parties to that certain Indenture, dated as of April 22, 2005 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of March 13, 2007 (the “First Supplemental Indenture”), the Second Supplemental Indenture, dated as of December 4, 2007 (the “Second Supplemental Indenture”), the Third Supplemental Indenture, dated as of March 3, 2008 (the “Third Supplemental Indenture”), the Fourth Supplemental Indenture, dated as of October 21, 2008 (the “Fourth Supplemental Indenture”), the Fifth Supplemental Indenture, dated as of November 18, 2008 (the “Fifth Supplemental Indenture”), the Sixth Supplemental Indenture, dated as of March 6, 2009 (the “Sixth Supplemental Indenture”), the Seventh Supplemental Indenture, dated as of June 11, 2009 (the “Seventh Supplemental Indenture”), the Eighth Supplemental Indenture, dated as of November 18, 2009 (the “Eighth Supplemental Indenture”), the Ninth Supplemental Indenture, dated as of April 1, 2010 (the “Ninth Supplemental Indenture”), the Tenth Supplemental Indenture, dated as of September 15, 2010 (the “Tenth Supplemental Indenture”), the Eleventh Supplemental Indenture, dated as of October 12, 2010 (the “Eleventh Supplemental Indenture”), the Twelfth Supplemental Indenture, dated as of November 18, 2010 (the “Twelfth Supplemental Indenture”), the Thirteenth Supplemental Indenture, dated as of May 13, 2011 (the “Thirteenth Supplemental Indenture”), the Fourteenth Supplemental Indenture, dated as of September 12, 2011 (the “Fourteenth Supplemental Indenture”), the Fifteenth Supplemental Indenture, dated as of November 22, 2011 (the “Fifteenth Supplemental Indenture”), the Sixteenth Supplemental Indenture, dated as of December 1, 2011 (the “Sixteenth Supplemental Indenture”), the Seventeenth Supplemental Indenture, dated as of April 16, 2012 (the “Seventeenth Supplemental Indenture”), the Eighteenth Supplemental Indenture, dated as of August 16, 2012 (the “Eighteenth Supplemental Indenture”), the Nineteenth Supplemental Indenture, dated as of June 14, 2013 (the “Nineteenth Supplemental Indenture”), the Twentieth Supplemental Indenture, dated as of November 12, 2013 (the “Twentieth Supplemental Indenture”), the Twenty-First Supplemental Indenture, dated as of February 21, 2014 (the “Twenty-First Supplemental Indenture”), the Twenty-Second Supplemental Indenture, dated as of May 12, 2014 (the “Twenty-Second Supplemental Indenture”), the Twenty-Third Supplemental Indenture, dated as of August 18, 2014 (the “Twenty-Third Supplemental Indenture”), the Twenty-Fourth Supplemental Indenture, dated as of November 6, 2014 (the “Twenty-Fourth Supplemental Indenture”), the Twenty-Fifth Supplemental Indenture, dated as of June 12, 2015 (the “Twenty-Fifth Supplemental Indenture”), the Twenty-Sixth Supplemental Indenture, dated as of November 5, 2015 (the “Twenty-Six Supplemental Indenture”), the Twenty-Seventh Supplemental Indenture, dated as of March 1, 2016 (the “Twenty-Seventh Supplemental Indenture”), the Twenty-Eighth Supplemental Indenture, dated as of December 1, 2016 (the “Twenty-Eighth Supplemental Indenture”), the Twenty-Ninth Supplemental Indenture, dated as of March 10, 2017 (the “Twenty-Ninth Supplemental Indenture”) and this Thirtieth Supplemental Indenture, dated as of July 1, 2020 (this “Thirtieth Supplemental Indenture” and together with the Base Indenture, the First

Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture, the Twenty-Eighth Supplemental Indenture and the Twenty-Ninth Supplemental Indenture, the “Indenture”), which supplements, amends and restates that certain Indenture of Mortgage, dated as of March 11, 2004, as supplemented by the First Supplemental Indenture thereto, dated as of March 23, 2004 and the Second Supplemental Indenture thereto, dated as of April 12, 2004, providing for the issuance by the Company of an unlimited number of series of Bonds (as defined in the Base Indenture) from time to time.

B.    The following supplemental indentures have been previously executed and delivered to the Trustee, which supplemental indentures established the terms of the following series of Bonds outstanding under the Indenture as of the date hereof:

a.	The Sixteenth Supplemental Indenture providing for the issuance of $250,000,000 in aggregate principal amount of the Company’s 4.50% Senior Notes due 2041 (the “4.50% Senior Notes due 2041”);

b.	The Seventeenth Supplemental Indenture providing for the issuance of $400,000,000 in aggregate principal amount of the Company’s 4.45% Senior Notes due 2042 (the “4.45% Senior Notes due 2042”);

c.	The Eighteenth Supplemental Indenture providing for the issuance of $350,000,000 in aggregate principal amount of the Company’s 3.75% Senior Notes due 2042 (the “3.75% Senior Notes due 2042”);

d.

The Nineteenth Supplemental Indenture providing for the issuance of (i) $375,000,000 in aggregate principal amount of the Company’s 3.25% Senior Notes due 2023 (the “3.25% Senior Notes due 2023”) and (ii) $375,000,000 in aggregate principal amount of the Company’s 4.60% Senior Notes due 2043 (the “4.60% Senior Notes due 2043”);

e.	The Twentieth Supplemental Indenture providing for the issuance of $300,000,000 in aggregate principal amount of the Company’s 3.85% Senior Notes due 2023 (the “3.85% Senior Notes due 2023”);

f.	The Twenty-First Supplemental Indenture providing for (i) the issuance of $450,000,000 in aggregate principal amount of the Company’s 3.75% Senior Notes

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due 2024 (the “3.75% Senior Notes due 2024”), (ii) the issuance of $450,000,000 in aggregate principal amount of the Company’s 4.75% Senior Notes due 2044 (the “4.75% Senior Notes due 2044”) and (iii) the additional issuance of $225,000,000 in aggregate principal amount of the 4.75% Senior Notes due 2044;

g.	The Twenty-Third Supplemental Indenture providing for the issuance of $350,000,000 in aggregate principal amount of the Company’s 3.40% Senior Notes due 2024 (the “3.40% Senior Notes due 2024”);

h.

The Twenty-Fourth Supplemental Indenture providing for (i) the issuance of $500,000,000 in aggregate principal amount of the Company’s 4.30% Senior Notes due 2045 (the “4.30% Senior Notes due 2045”) and (ii) the additional issuance of $100,000,000 in aggregate principal amount of the 4.30% Senior Notes due 2045;

i.

The Twenty-Fifth Supplemental Indenture providing for (i) the issuance of $400,000,000 in aggregate principal amount of the Company’s 3.50% Senior Notes due 2025 (the “3.50% Senior Notes due 2025”) and (ii) the additional issuance of $200,000,000 in aggregate principal amount of the 3.50% Senior Notes due 2025;

j.	The Twenty-Sixth Supplemental Indenture providing for the issuance of $450,000,000 in aggregate principal amount of the Company’s 4.25% Senior Notes due 2046 (the “4.25% Senior Notes due 2046”);

k.	The Twenty-Seventh Supplemental Indenture providing for the issuance of $600,000,000 in aggregate principal amount of the Company’s 2.95% Senior Notes due 2026 (the “2.95% Senior Notes due 2026”);

l.

The Twenty-Eighth Supplemental Indenture providing for (i) the issuance of $400,000,000 in aggregate principal amount of the Company’s 4.00% Senior Notes due 2046 (the “4.00% Senior Notes due 2046”) and (ii) the additional issuance of $200,000,000 in aggregate principal amount of the 4.00% Senior Notes due 2046; and

m.	The Twenty-Ninth Supplemental Indenture providing for the issuance of $400,000,000 in aggregate principal amount of the Company’s 3.30% Senior Notes due 2027 (the “3.30% Senior Notes due 2027”).

C.    Under Section 7.07(a) of the Base Indenture, the Company covenanted that it will not issue, incur, assume or permit to exist any Debt if such Debt is secured by a Lien on any Principal Property (whether such Principal Property was owned at March 11, 2004 or thereafter acquired), unless the Company provides that Outstanding Bonds will be equally and ratably secured with such secured Debt, subject to certain exceptions set forth in the Base Indenture.

D.    Under Section 13.01(b) of the Base Indenture, without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental thereto to add one or more covenants of the Company or other provisions

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for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Bonds of one or more specified series, or one or more specified Tranches thereof; or to surrender any right or power therein conferred upon the Company.

E.    The Company intends to execute and deliver that certain Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, the “Mortgage Indenture”), pursuant to which the Company intends to issue first mortgage bonds thereunder secured by a lien on and security interest in certain property of the Company as provided in the Mortgage Indenture (the “Mortgaged Property”).

F.    The Company desires to amend the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Sixth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture, the Twenty-Eighth Supplemental Indenture and the Twenty-Ninth Supplemental Indenture and each of the 4.50% Senior Notes due 2041, the 4.45% Senior Notes due 2042, the 3.75% Senior Notes due 2042, the 3.25% Senior Notes due 2023, the 4.60% Senior Notes due 2043, the 3.85% Senior Notes due 2023, the 3.75% Senior Notes due 2024, the 4.75% Senior Notes due 2044, the 3.40% Senior Notes due 2024, the 4.30% Senior Notes due 2045, the 3.50% Senior Notes due 2025, the 4.25% Senior Notes due 2046, the 2.95% Senior Notes due 2026, the 4.00% Senior Notes due 2046 and the 3.30% Senior Notes due 2027 (collectively, the “Secured Bonds”) to set forth the terms upon which the Company shall issue such first mortgage bonds to the Trustee as collateral security for the payment of the Secured Bonds.

G.    The execution and delivery of this Thirtieth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Base Indenture).

H.    Concurrent with the execution hereof, the Company has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Base Indenture) pursuant to Section 13.03 of the Base Indenture, together with the documents required under Section 1.02 of the Base Indenture.

I.    The Company has done all things necessary to make this Thirtieth Supplemental Indenture a valid agreement of the Company, in accordance with its terms.

J.    NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and for the equal and proportionate benefit of Holders of the Secured Bonds with respect to all provisions herein applicable to each such series of Secured Bonds, as follows:

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ARTICLE ONE

RELATION TO INDENTURE; ADDITIONAL DEFINITIONS

Section 101    Relation to Indenture. This Thirtieth Supplemental Indenture constitutes an integral part of the Indenture.

Section 102    Additional Definitions. Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Base Indenture; provided, however, that, where a term is defined both in this Thirtieth Supplemental Indenture and in the Indenture, the meaning given to such term in this Thirtieth Supplemental Indenture shall control for purposes of this Thirtieth Supplemental Indenture and the Base Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Thirtieth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE TWO

AMENDMENT OF SIXTEENTH SUPPLEMENTAL INDENTURE AND THE 4.50% SENIOR NOTES DUE 2041

Section 201    Exhibit A of the Sixteenth Supplemental Indenture. Exhibit A of the Sixteenth Supplemental Indenture is hereby replaced with Exhibit A-1 to this Thirtieth Supplemental Indenture.

Section 202    The Sixteenth Supplemental Indenture (Amended). The Sixteenth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Sixteenth Supplemental Indenture” and “4.50% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“4.50% Senior Notes” is replaced with “4.50% Senior Notes due 2041”.

“Sixteenth Supplemental Indenture” means the Sixteenth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of December 1, 2011, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 203    Section 207 of the Sixteenth Supplemental Indenture (Amended). Section 207 of the Sixteenth Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

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The 4.50% Senior Notes due 2041 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Base Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 4.50% Senior Notes due 2041 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.50% Senior Notes due 2041 from time to time endorsed thereon and that the aggregate principal amount of 4.50% Senior Notes due 2041 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 4.50% Senior Notes due 2041 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.50% Senior Notes due 2041 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.50% Senior Notes due 2041, and the 4.50% Senior Notes due 2041 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 204    The Sixteenth Supplemental Indenture (Amended 209). The Sixteenth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 4.50% Senior Notes due 2041.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.50% Senior Notes due 2041, the Company shall issue and deliver the 4.50% First Mortgage Bond, Collateral Series due 2041 (the “4.50% Collateral Mortgage Bonds due 2041”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.50% Collateral Mortgage Bonds due 2041 will be applied to satisfy any obligations under the 4.50% Senior Notes due 2041 in accordance with the Indenture and not any other Bonds

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outstanding under the Indenture. In connection with the delivery of the 4.50% Collateral Mortgage Bonds due 2041 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.50% Collateral Mortgage Bonds due 2041 in the aggregate principal amount of $250,000,000 and (B) the Company has delivered the 4.50% Collateral Mortgage Bonds due 2041 to the Trustee in the aggregate principal amount of $250,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.50% Collateral Mortgage Bonds due 2041, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.50% Collateral Mortgage Bonds due 2041, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.50% Collateral Mortgage Bonds due 2041 shall be fully registered in the name of the Trustee. Until the 4.50% Collateral Mortgage Bonds due 2041 are released in accordance with Section 211 of this Sixteenth Supplemental Indenture, the Trustee shall hold the 4.50% Collateral Mortgage Bonds due 2041 in trust for the benefit of the Holders from time to time of the 4.50% Senior Notes due 2041 as security for any and all obligations of the Company with respect to the 4.50% Senior Notes due 2041, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.50% Senior Notes due 2041 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.50% Senior Notes due 2041, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.50% Senior Notes due 2041, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.50% Senior Notes due 2041.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.50% Collateral Mortgage Bonds due 2041 delivered to the Trustee.”

Section 205    The Sixteenth Supplemental Indenture (Amended 210). The Sixteenth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 4.50% Collateral Mortgage Bonds due 2041.

(a)    Except for the safe custody of any 4.50% Collateral Mortgage Bonds due 2041 in its possession and the accounting for moneys actually received by it with respect to the 4.50% Collateral Mortgage Bonds due 2041, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.50% Collateral Mortgage Bonds due 2041 unless the Trustee shall have received (i) written direction from

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the holders of at least a majority in aggregate principal amount of the Secured Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.50% Collateral Mortgage Bonds due 2041 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.50% Collateral Mortgage Bonds due 2041. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.50% Collateral Mortgage Bonds due 2041 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.50% Senior Notes due 2041, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.50% Collateral Mortgage Bonds due 2041, in which case such direction must be from holders of such greater percentage in principal amount of the 4.50% Senior Notes due 2041.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.50% Senior Notes due 2041 is required with respect to the 4.50% Collateral Mortgage Bonds due 2041 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.50% Collateral Mortgage Bonds due 2041, it shall promptly transmit such notices to the holders of the 4.50% Senior Notes due 2041 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.50% Senior Notes due 2041, by holding such 4.50% Senior Notes due 2041 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.50% Collateral Mortgage Bonds due 2041, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

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(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.50% Collateral Mortgage Bonds due 2041 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.50% Senior Notes due 2041 and the 4.50% Senior Notes due 2041 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.50% Senior Notes due 2041, and receipt of indemnity to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.50% Collateral Mortgage Bonds due 2041.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.50% Senior Notes due 2041, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.50% Collateral Mortgage Bonds due 2041 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.50% Senior Note due 2041, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.50% Collateral Mortgage Bonds due 2041 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.50% Collateral Mortgage Bonds due 2041, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.50% Collateral Mortgage Bonds due 2041, (iii) reducing the rate or extending the time of payment of interest on the 4.50% Collateral Mortgage Bonds due 2041, or reducing the principal amount of the 4.50% Collateral Mortgage Bonds due 2041, or (iv) limiting the right of the Trustee (as the holder of the 4.50% Collateral Mortgage Bonds due 2041) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.50% Collateral Mortgage Bonds due 2041 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 206    The Sixteenth Supplemental Indenture (Amended 211). The Sixteenth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 4.50% Collateral Mortgage Bonds due 2041; Change of Amounts. (a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.50% Senior Notes due 2041 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.50% Collateral Mortgage Bonds due 2041 on behalf of the holders of the 4.50% Senior Notes due 2041 and the

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Trustee shall, upon written request of the Company, deliver to the Company the 4.50% Collateral Mortgage Bonds due 2041, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.50% Collateral Mortgage Bonds due 2041 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 4.50% Senior Notes due 2041, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.50% Senior Notes due 2041 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.50% Collateral Mortgage Bonds due 2041 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.50% Collateral Mortgage Bonds due 2041 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 207    The Sixteenth Supplemental Indenture (Amended 212). The Sixteenth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.50% Senior Notes due 2041 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.50% Senior Notes due 2041, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 208    The Sixteenth Supplemental Indenture (Amended 213). The Sixteenth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 4.50% Collateral Mortgage Bonds due 2041. The Company shall cause all of the 4.50% Collateral Mortgage Bonds due 2041 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.50% Collateral Mortgage Bonds due 2041.”

Section 209    Bond Exchange. The Company desires to exchange the original Global Bond representing the 4.50% Senior Notes due 2041, dated December 1, 2011 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-1 hereto (which

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is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.50% Senior Notes due 2041”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.50% Senior Notes due 2041 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.50% Senior Note due 2041 representing the 4.50% Senior Notes due 2041 in the aggregate principal amount of $250,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.50% Senior Notes due 2041 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE THREE

AMENDMENT OF SEVENTEENTH SUPPLEMENTAL INDENTURE AND THE 4.45% SENIOR NOTES DUE 2042

Section 301    Exhibit A of the Seventeenth Supplemental Indenture. Exhibit A of the Seventeenth Supplemental Indenture is hereby replaced with Exhibit A-2 to this Thirtieth Supplemental Indenture.

Section 302    The Seventeenth Supplemental Indenture (Amended). The Seventeenth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Seventeenth Supplemental Indenture” and “4.45% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“4.45% Senior Notes” is replaced with “4.45% Senior Notes due 2042”.

“Seventeenth Supplemental Indenture” means this Seventeenth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of April 16, 2012, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 303    Section 207 of the Seventeenth Supplemental Indenture. Section 207 of the Seventeenth Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 4.45% Senior Notes due 2042 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

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Each Global Bond shall represent such of the 4.45% Senior Notes due 2042 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.45% Senior Notes due 2042 from time to time endorsed thereon and that the aggregate principal amount of 4.45% Senior Notes due 2042 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 4.45% Senior Notes due 2042 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.45% Senior Notes due 2042 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.45% Senior Notes due 2042, and the 4.45% Senior Notes due 2042 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 304    The Seventeenth Supplemental Indenture (Amended 209). The Seventeenth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 4.45% Senior Notes due 2042.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.45% Senior Notes due 2042, the Company shall issue and deliver the 4.45% First Mortgage Bond, Collateral Series due 2042] (the “4.45% Collateral Mortgage Bonds due 2042”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.45% Collateral Mortgage Bonds due 2042 will be applied to satisfy any obligations under the 4.45% Senior Notes due 2042 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.45% Collateral Mortgage Bonds due 2042 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.45% Collateral Mortgage Bonds due 2042 in the aggregate principal amount of $400,000,000 and (B) the Company has delivered the 4.45%

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Collateral Mortgage Bonds due 2042 to the Trustee in the aggregate principal amount of $400,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.45% Collateral Mortgage Bonds due 2042, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.45% Collateral Mortgage Bonds due 2042, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.45% Collateral Mortgage Bonds due 2042 shall be fully registered in the name of the Trustee. Until the 4.45% Collateral Mortgage Bonds due 2042 are released in accordance with Section 211 of this Seventeenth Supplemental Indenture, the Trustee shall hold the 4.45% Collateral Mortgage Bonds due 2042 in trust for the benefit of the Holders from time to time of the 4.45% Senior Notes due 2042 as security for any and all obligations of the Company with respect to the 4.45% Senior Notes due 2042, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.45% Senior Notes due 2042 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.45% Senior Notes due 2042, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.45% Senior Notes due 2042, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.45% Senior Notes due 2042.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.45% Collateral Mortgage Bonds due 2042 delivered to the Trustee.”

Section 305    The Seventeenth Supplemental Indenture (Amended 210). The Seventeenth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 4.45% Collateral Mortgage Bonds due 2042.

(a)    Except for the safe custody of any 4.45% Collateral Mortgage Bonds due 2042 in its possession and the accounting for moneys actually received by it with respect to the 4.45% Collateral Mortgage Bonds due 2042, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.45% Collateral Mortgage Bonds due 2042 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers,

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amendments or any other matters relative to the 4.45% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.45% Collateral Mortgage Bonds due 2042. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.45% Collateral Mortgage Bonds due 2042 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.45% Senior Notes due 2042, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.45% Collateral Mortgage Bonds due 2042, in which case such direction must be from holders of such greater percentage in principal amount of the 4.45% Senior Notes due 2042.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.45% Senior Notes due 2042 is required with respect to the 4.45% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.45% Collateral Mortgage Bonds due 2042, it shall promptly transmit such notices to the holders of the 4.45% Senior Notes due 2042 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.45% Senior Notes due 2042, by holding such 4.45% Senior Notes due 2042 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.45% Collateral Mortgage Bonds due 2042, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.45% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture.

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(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.45% Senior Notes due 2042 and the 4.45% Senior Notes due 2042 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.45% Senior Notes due 2042, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.45% Collateral Mortgage Bonds due 2042.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.45% Senior Notes due 2042, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.45% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.45% Senior Note due 2042, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.45% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.45% Collateral Mortgage Bonds due 2042, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.45% Collateral Mortgage Bonds due 2042, (iii) reducing the rate or extending the time of payment of interest on the 4.45% Collateral Mortgage Bonds due 2042, or reducing the principal amount of the 4.45% Collateral Mortgage Bonds due 2042, or (iv) limiting the right of the Trustee (as the holder of the 4.45% Collateral Mortgage Bonds due 2042) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.45% Collateral Mortgage Bonds due 2042 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 306    The Seventeenth Supplemental Indenture (Amended 211). The Seventeenth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 4.45% Collateral Mortgage Bonds due 2042; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.45% Senior Notes due 2042 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.45% Collateral Mortgage Bonds due 2042 on behalf of the holders of the 4.45% Senior Notes due 2042 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.45% Collateral Mortgage Bonds due 2042, together with such appropriate instruments of transfer or release

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(in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.45% Collateral Mortgage Bonds due 2042 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 4.45% Senior Notes due 2042, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.45% Senior Notes due 2042 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.45% Collateral Mortgage Bonds due 2042 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.45% Collateral Mortgage Bonds due 2042 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 307    The Seventeenth Supplemental Indenture (Amended 212). The Seventeenth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.45% Senior Notes due 2042 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.45% Senior Notes due 2042, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 308    The Seventeenth Supplemental Indenture (Amended 213). The Seventeenth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 4.45% Collateral Mortgage Bonds due 2042. The Company shall cause all of the 4.45% Collateral Mortgage Bonds due 2042 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.45% Collateral Mortgage Bonds due 2042.”

Section 309    Bond Exchange. The Company desires to exchange the original Global Bond representing the 4.45% Senior Notes due 2042, dated August 16, 2012 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-2 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.45% Senior Notes due 2042”) incorporating the amendments effected by this Thirtieth Supplemental Indenture

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in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.45% Senior Notes due 2042 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.45% Senior Notes due 2042 representing the 4.45% Senior Notes due 2042 in the aggregate principal amount of $400,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.45% Senior Notes due 2042 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE FOUR

AMENDMENT OF THE EIGHTEENTH SUPPLEMENTAL INDENTURE AND THE 3.75% SENIOR NOTES DUE 2042

Section 401    Exhibit B of the Eighteenth Supplemental Indenture (Replaced). Exhibit B of the Eighteenth Supplemental Indenture is hereby replaced with Exhibit A-3 to this Thirtieth Supplemental Indenture.

Section 402    The Eighteenth Supplemental Indenture (Amended). The Eighteenth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Eighteenth Supplemental Indenture” and “3.75% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“3.75% Senior Notes” is replaced with “3.75% Senior Notes due 2042”.

“Eighteenth Supplemental Indenture” means this Eighteenth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of August 16, 2012, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 403    Section 307 of the Seventeenth Supplemental Indenture (Amended). Section 307 of the Seventeenth Supplemental Indenture is hereby amended and restated as follows:

“Section 307 Global Securities; Appointment of Depositary for Global Securities.

The 3.75% Senior Notes due 2042 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

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Each Global Bond shall represent such of the 3.75% Senior Notes due 2042 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.75% Senior Notes due 2042 from time to time endorsed thereon and that the aggregate principal amount of 3.75% Senior Notes due 2042 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.75% Senior Notes due 2042 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.75% Senior Notes due 2042 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.75% Senior Notes due 2042, and the 3.75% Senior Notes due 2042 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 404    The Eighteenth Supplemental Indenture (Amended 309). The Eighteenth Supplemental Indenture is hereby amended by the addition of Section 309 thereto, to read as follows:

“Section 309    Collateral Security for the 3.75% Senior Notes due 2042.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.75% Senior Notes due 2042, the Company shall issue and deliver the 3.75% First Mortgage Bond, Collateral Series due 2042] (the “3.75% Collateral Mortgage Bonds due 2042”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.75% Collateral Mortgage Bonds due 2042 will be applied to satisfy any obligations under the 3.75% Senior Notes due 2042 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.75% Collateral Mortgage Bonds due 2042 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.75% Collateral Mortgage Bonds due 2042 in the aggregate principal amount of $350,000,000 and (B) the Company has delivered the 3.75%

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Collateral Mortgage Bonds due 2042 to the Trustee in the aggregate principal amount of $350,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.75% Collateral Mortgage Bonds due 2042, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.75% Collateral Mortgage Bonds due 2042, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.75% Collateral Mortgage Bonds due 2042 shall be fully registered in the name of the Trustee. Until the 3.75% Collateral Mortgage Bonds due 2042 are released in accordance with Section 311 of this Eighteenth Supplemental Indenture, the Trustee shall hold the 3.75% Collateral Mortgage Bonds due 2042 in trust for the benefit of the Holders from time to time of the 3.75% Senior Notes due 2042 as security for any and all obligations of the Company with respect to the 3.75% Senior Notes due 2042, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.75% Senior Notes due 2042 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.75% Senior Notes due 2042, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.75% Senior Notes due 2042, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.75% Senior Notes due 2042.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.75% Collateral Mortgage Bonds due 2042 delivered to the Trustee.”

Section 405    The Eighteenth Supplemental Indenture (Amended 310). The Eighteenth Supplemental Indenture is hereby amended by the addition of Section 310 thereto, to read as follows:

“Section 310    Actions with Respect to 3.75% Collateral Mortgage Bonds due 2042.

(a)    Except for the safe custody of any 3.75% Collateral Mortgage Bonds due 2042 in its possession and the accounting for moneys actually received by it with respect to the 3.75% Collateral Mortgage Bonds due 2042, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.75% Collateral Mortgage Bonds due 2042 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers,

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amendments or any other matters relative to the 3.75% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.75% Collateral Mortgage Bonds due 2042. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.75% Collateral Mortgage Bonds due 2042 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.75% Senior Notes due 2042, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.75% Collateral Mortgage Bonds due 2042, in which case such direction must be from holders of such greater percentage in principal amount of the 3.75% Senior Notes due 2042.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.75% Senior Notes due 2042 is required with respect to the 3.75% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.75% Collateral Mortgage Bonds due 2042, it shall promptly transmit such notices to the holders of the 3.75% Senior Notes due 2042 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.75% Senior Notes due 2042, by holding such 3.75% Senior Note due 2042 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.75% Collateral Mortgage Bonds due 2042, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.75% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture.

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(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.75% Senior Notes due 2042 and the 3.75% Senior Notes due 2042 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.75% Senior Notes due 2042, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.75% Collateral Mortgage Bonds due 2042.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.75% Senior Notes due 2042, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.75% Collateral Mortgage Bonds due 3.75% Senior Note due 2042 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.75% Senor Note due 2042, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.75% Collateral Mortgage Bonds due 2042 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.75% Collateral Mortgage Bonds due 2042, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.75% Collateral Mortgage Bonds due 2042, (iii) reducing the rate or extending the time of payment of interest on the 3.75% Collateral Mortgage Bonds due 2042, or reducing the principal amount of the 3.75% Collateral Mortgage Bonds due 2042, or (iv) limiting the right of the Trustee (as the holder of the 3.75% Collateral Mortgage Bonds due 2042) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.75% Collateral Mortgage Bonds due 2042 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 406    The Eighteenth Supplemental Indenture (Amended 311). The Eighteenth Supplemental Indenture is hereby amended by the addition of Section 311 thereto, to read as follows:

“Section 311    Release of Liens in Respect of 3.75% Collateral Mortgage Bonds due 2042; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.75% Senior Notes due 2042 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.75% Collateral Mortgage Bonds due 2042 on behalf of the holders of the 3.75% Senior Notes due 2042 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.75% Collateral Mortgage Bonds due 2042, together with such appropriate instruments of transfer or release

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(in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.75% Collateral Mortgage Bonds due 2042 delivered to the Company in accordance with this Section 311 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.75% Senior Notes due 2042, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.75% Senior Notes due 2042 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.75% Collateral Mortgage Bonds due 2042 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.75% Collateral Mortgage Bonds due 2042 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 407    The Eighteenth Supplemental Indenture (Amended 312). The Eighteenth Supplemental Indenture is hereby amended by the addition of Section 312 thereto, to read as follows:

“Section 312    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.75% Senior Notes due 2042 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.75% Senior Notes due 2042, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 408    The Eighteenth Supplemental Indenture (Amended 313). The Eighteenth Supplemental Indenture is hereby amended by the addition of Section 313 thereto, to read as follows:

“Section 313    No Transfer of 3.75% Collateral Mortgage Bonds due 2042. The Company shall cause all of the 3.75% Collateral Mortgage Bonds due 2042 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.75% Collateral Mortgage Bonds due 2042.”

Section 409    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.75% Senior Notes due 2042, dated August 16, 2012 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-3 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.75% Senior Notes due 2042”) incorporating the amendments effected by this Thirtieth Supplemental Indenture

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in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.75% Senior Notes due 2042 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.75% Senior Notes due 2042 representing the 3.75% Senior Notes due 2042 in the aggregate principal amount of $350,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.75% Senior Notes due 2042 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE FIVE

AMENDMENT OF THE NINETEENTH SUPPLEMENTAL INDENTURE, THE 3.25% SENIOR NOTES DUE 2023 AND THE 4.60% SENIOR NOTES DUE 2043

Section 501    Exhibit A and Exhibit B of the Nineteenth Supplemental Indenture. Exhibit A and Exhibit B of the Nineteenth Supplemental Indenture are hereby replaced with Exhibit A-4 and A-5 to this Thirtieth Supplemental Indenture.

Section 502    The Nineteenth Supplemental Indenture (Amended). The Nineteenth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Nineteenth Supplemental Indenture”, “3.25% Senior Notes” and “4.60% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“3.25% Senior Notes” is replaced with “3.25% Senior Notes due 2023”.

“4.60% Senior Notes” is replaced with “4.60% Senior Notes due 2043”.

“Nineteenth Supplemental Indenture” means this Nineteenth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of June 14, 2013, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 503    Section 207 of the Nineteenth Supplemental Indenture (Amended). Section 207 of the Nineteenth Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 3.25% Senior Notes due 2023 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

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Each Global Bond shall represent such of the 3.25% Senior Notes due 2023 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.25% Senior Notes due 2023 from time to time endorsed thereon and that the aggregate principal amount of 3.25% Senior Notes due 2023 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.25% Senior Notes due 2023 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.25% Senior Notes due 2023 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.25% Senior Notes due 2023, and the 3.25% Senior Notes due 2023 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 504    The Nineteenth Supplemental Indenture (Amended 209). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.25% Senior Notes due 2023.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.25% Senior Notes due 2023, the Company shall issue and deliver the 3.25% First Mortgage Bond, Collateral Series due 2023 (the “3.25% Collateral Mortgage Bonds due 2023”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as [previously and] hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.25% Collateral Mortgage Bonds due 2023 will be applied to satisfy any obligations under the 3.25% Senior Notes due 2023 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.25% Collateral Mortgage Bonds due 2023 to the Trustee, the Company shall (i) deliver to the Trustee an

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Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.25% Collateral Mortgage Bonds due 2023 in the aggregate principal amount of $375,000,000 and (B) the Company has delivered the 3.25% Collateral Mortgage Bonds due 2023 to the Trustee in the aggregate principal amount of $375,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.25% Collateral Mortgage Bonds due 2023, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.25% Collateral Mortgage Bonds due 2023, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.25% Collateral Mortgage Bonds due 2023 shall be fully registered in the name of the Trustee. Until the 3.25% Collateral Mortgage Bonds due 2023 are released in accordance with Section 211 of this Nineteenth Supplemental Indenture, the Trustee shall hold the 3.25% Collateral Mortgage Bonds due 2023 in trust for the benefit of the Holders from time to time of the 3.25% Senior Notes due 2023 as security for any and all obligations of the Company with respect to the 3.25% Senior Notes due 2023, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.25% Senior Notes due 2023 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.25% Senior Notes due 2023, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.25% Senior Notes due 2023, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.25% Senior Notes due 2023.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.25% Collateral Mortgage Bonds due 2023 delivered to the Trustee.”

Section 505    The Nineteenth Supplemental Indenture (Amended 210). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.25% Collateral Mortgage Bonds due 2023.

(a)    Except for the safe custody of any 3.25% Collateral Mortgage Bonds due 2023 in its possession and the accounting for moneys actually received by it with respect to the 3.25% Collateral Mortgage Bonds due 2023, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.25% Collateral Mortgage Bonds due 2023 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against

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any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.25% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.25% Collateral Mortgage Bonds due 2023. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.25% Collateral Mortgage Bonds due 2023 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.25% Senior Notes due 2023, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.25% Collateral Mortgage Bonds due 2023, in which case such direction must be from holders of such greater percentage in principal amount of the 3.25% Senior Notes due 2023.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.25% Senior Notes due 2023 is required with respect to the 3.25% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.25% Collateral Mortgage Bonds due 2023, it shall promptly transmit such notices to the holders of the 3.25% Senior Notes due 2023 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.25% Senior Notes due 2023, by holding such 3.25% Senior Notes due 2023 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.25% Collateral Mortgage Bonds due 2023, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.25% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture.

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(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.25% Senior Notes due 2023 and the 3.25% Senior Notes due 2023 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.25% Senior Notes due 2023, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.25% Collateral Mortgage Bonds due 2023.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.25% Senior Notes due 2023, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.25% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.25% Senior Note due 2023, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.25% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.25% Collateral Mortgage Bonds due 2023, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.25% Collateral Mortgage Bonds due 2023, (iii) reducing the rate or extending the time of payment of interest on the 3.25% Collateral Mortgage Bonds due 2023, or reducing the principal amount of the 3.25% Collateral Mortgage Bonds due 2023, or (iv) limiting the right of the Trustee (as the holder of the 3.25% Collateral Mortgage Bonds due 2023) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.25% Collateral Mortgage Bonds due 2023 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 506    The Nineteenth Supplemental Indenture (Amended 211). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.25% Collateral Mortgage Bonds due 2023; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.25% Senior Notes due 2023 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.25% Collateral Mortgage Bonds due

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2023 on behalf of the holders of the 3.25% Senior Notes due 2023 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.25% Collateral Mortgage Bonds due 2023, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.25% Collateral Mortgage Bonds due 2023 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.25% Senior Notes due 2023, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.25% Senior Notes due 2023 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.25% Collateral Mortgage Bonds due 2023 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.25% Collateral Mortgage Bonds due 2023 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 507    The Nineteenth Supplemental Indenture (Amended 212). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.25% Senior Notes due 2023 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.25% Senior Notes due 2023, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 508    The Nineteenth Supplemental Indenture (Amended 213). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.25% Collateral Mortgage Bonds due 2023. The Company shall cause all of the 3.25% Collateral Mortgage Bonds due 2023 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.25% Collateral Mortgage Bonds due 2023.”

Section 509    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.25% Senior Notes due 2023, dated June 14, 2013 (the “Original Global

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Bond”) for the amended and restated Global Bond set forth in Exhibit A-4 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.25% Senior Notes due 2023”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.25% Senior Notes due 2023 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.25% Senior Notes due 2023 representing the 3.25% Senior Notes due 2023 in the aggregate principal amount of $375,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.25% Senior Notes due 2023 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

Section 510    Section 307 of the Nineteenth Supplemental Indenture (Amended). Section 307 of the Nineteenth Supplemental Indenture is hereby amended and restated as follows:

“Section 307 Global Securities; Appointment of Depositary for Global Securities.

The 4.60% Senior Notes due 2043 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 4.60% Senior Notes due 2043 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.60% Senior Notes due 2043 from time to time endorsed thereon and that the aggregate principal amount of 4.60% Senior Notes due 2043 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 4.60% Senior Notes due 2043 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.60% Senior Notes due 2043 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.60% Senior Notes due 2043, and the 4.60% Senior Notes due 2043 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

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Section 511    The Nineteenth Supplemental Indenture (Amended 309). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 309 thereto, to read as follows:

“Section 309    Collateral Security for the 4.60% Senior Notes due 2043.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.60% Senior Notes due 2043, the Company shall issue and deliver the 4.60% First Mortgage Bond, Collateral Series due 2043 (the “4.60% Collateral Mortgage Bonds due 2043”) to the Trustee pursuant to the Second Supplemental Mortgage Indenture. For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.60% Collateral Mortgage Bonds due 2043 will be applied to satisfy any obligations under the 4.60% Senior Notes due 2043 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.60% Collateral Mortgage Bonds due 2043 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.60% Collateral Mortgage Bonds due 2043 in the aggregate principal amount of $375,000,000 and (B) the Company has delivered the 4.60% Collateral Mortgage Bonds due 2043 to the Trustee in the aggregate principal amount of $375,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.60% Collateral Mortgage Bonds due 2043, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.60% Collateral Mortgage Bonds due 2043, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.60% Collateral Mortgage Bonds due 2043 shall be fully registered in the name of the Trustee. Until 4.60% the Collateral Mortgage Bonds due 2043 are released in accordance with Section 311 of this Nineteenth Supplemental Indenture, the Trustee shall hold the 4.60% Collateral Mortgage Bonds due 2043 in trust for the benefit of the Holders from time to time of the 4.60% Senior Notes due 2043 as security for any and all obligations of the Company with respect to the 4.60% Senior Notes due 2043, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.60% Senior Notes due 2043 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.60% Senior Notes due 2043, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.60% Senior Notes due 2043, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.60% Senior Notes due 2043.

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(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.60% Collateral Mortgage Bonds due 2043 delivered to the Trustee.”

Section 512    The Nineteenth Supplemental Indenture (Amended 310). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 310 thereto, to read as follows:

“Section 310    Actions with Respect to 4.60% Collateral Mortgage Bonds due 2043.

(a)    Except for the safe custody of any 4.60% Collateral Mortgage Bonds due 2043 in its possession and the accounting for moneys actually received by it with respect to the 4.60% Collateral Mortgage Bonds due 2043, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.60% Collateral Mortgage Bonds due 2043 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.60% Collateral Mortgage Bonds due 2043 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.60% Collateral Mortgage Bonds due 2043. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.60% Collateral Mortgage Bonds due 2043 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.60% Senior Notes due 2043, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.60% Collateral Mortgage Bonds due 2043, in which case such direction must be from holders of such greater percentage in principal amount of the 4.60% Senior Notes due 2043.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.60% Senior Notes due 2043 is required with respect to the 4.60% Collateral Mortgage Bonds due 2043 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.60% Collateral Mortgage Bonds due 2043, it shall promptly transmit such notices to the holders of the 4.60% Senior Notes due 2043 in accordance with the Indenture.

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(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.60% Senior Notes due 2043, by holding such 4.60% Senior Notes due 2043 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.60% Collateral Mortgage Bonds due 2043, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.60% Collateral Mortgage Bonds due 2043 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.60% Senior Notes due 2043 and the 4.60% Senior Notes due 2043 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.60% Senior Notes due 2043, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.60% Collateral Mortgage Bonds due 2043.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.60% Senior Notes due 2043, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.60% Collateral Mortgage Bonds due 2043 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.60% Senior Note due 2043, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.60% Collateral Mortgage Bonds due 2043 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.60% Collateral Mortgage Bonds due 2043, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.60% Collateral Mortgage Bonds due 2043, (iii) reducing the rate or extending the time of payment of interest on the 4.60% Collateral Mortgage Bonds due 2043, or reducing the principal amount of the 4.60% Collateral Mortgage Bonds due 2043, or (iv) limiting the right of the Trustee (as the holder of the 4.60% Collateral Mortgage Bonds due 2043) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.60% Collateral Mortgage Bonds due 2043 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

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Section 513    The Nineteenth Supplemental Indenture (Amended 311). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 311 thereto, to read as follows:

“Section 311    Release of Liens in Respect of 4.60% Collateral Mortgage Bonds due 2043; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.60% Senior Notes due 2043 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.60% Collateral Mortgage Bonds due 2043 on behalf of the holders of the 4.60% Senior Notes due 2043 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.60% Collateral Mortgage Bonds due 2043, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.60% Collateral Mortgage Bonds due 2043 delivered to the Company in accordance with this Section 311 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 4.60% Senior Notes due 2043, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.60% Senior Notes due 2043 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.60% Collateral Mortgage Bonds due 2043 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.60% Collateral Mortgage Bonds due 2043 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 514    The Nineteenth Supplemental Indenture (Amended 312). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 312 thereto, to read as follows:

“Section 312    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.60% Senior Notes due 2043 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.60% Senior Notes due 2043, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

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Section 515    The Nineteenth Supplemental Indenture (Amended 313). The Nineteenth Supplemental Indenture is hereby amended by the addition of Section 313 thereto, to read as follows:

“Section 313    No Transfer of 4.60% Collateral Mortgage Bonds due 2043. The Company shall cause all of the 4.60% Collateral Mortgage Bonds due 2043 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.60% Collateral Mortgage Bonds due 2043.”

Section 516    Bond Exchange. The Company desires to exchange the original Global Bond representing the 4.60% Senior Notes due 2043, dated June 14, 2013 (the “Original 2043 Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-5 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.60% Senior Notes due 2043”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.60% Senior Notes due 2043 and the cancellation of the Original 2043 Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.60% Senior Notes due 2043 representing the 4.60% Senior Notes due 2043 in the aggregate principal amount of $375,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.60% Senior Notes due 2043 to be exchanged for the Original 2043 Global Bond, cancel the Original 2043 Global Bond and deliver the cancelled Original 2043 Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE SIX

AMENDMENT OF THE TWENTIETH SUPPLEMENTAL INDENTURE AND THE 3.85% SENIOR NOTES DUE 2023

Section 601    Exhibit A of the Twentieth Supplemental Indenture (Replaced A-6). Exhibit A of the Twentieth Supplemental Indenture is hereby replaced with Exhibit A-6 to this Thirtieth Supplemental Indenture.

Section 602    The Twentieth Supplemental Indenture (Amended). The Twentieth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twentieth Supplemental Indenture” and “3.85% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

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“3.85% Senior Notes” is replaced with “3.85% Senior Notes due 2023”.

“Twentieth Supplemental Indenture” means this Twentieth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of November 12, 2013, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 603    Section 207 of the Twentieth Supplemental Indenture (Amended). Section 207 of the Twentieth Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 3.85% Senior Notes due 2023 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 3.85% Senior Notes due 2023 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.85% Senior Notes due 2023 from time to time endorsed thereon and that the aggregate principal amount of 3.85% Senior Notes due 2023 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.85% Senior Notes due 2023 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.85% Senior Notes due 2023 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.85% Senior Notes due 2023, and the 3.85% Senior Notes due 2023 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 604    The Twentieth Supplemental Indenture (Amended 209). The Twentieth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.85% Senior Notes due 2023.

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(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.85% Senior Notes due 2023, the Company shall issue and deliver the 3.85% First Mortgage Bond, Collateral Series due 2023 (the “3.85% Collateral Mortgage Bonds due 2023”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.85% Collateral Mortgage Bonds due 2023 will be applied to satisfy any obligations under the 3.85% Senior Notes due 2023 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.85% Collateral Mortgage Bonds due 2023 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.85% Collateral Mortgage Bonds due 2023 in the aggregate principal amount of $300,000,000 and (B) the Company has delivered the 3.85% Collateral Mortgage Bonds due 2023 to the Trustee in the aggregate principal amount of $300,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.85% Collateral Mortgage Bonds due 2023, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.85% Collateral Mortgage Bonds due 2023, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.85% Collateral Mortgage Bonds due 2023 shall be fully registered in the name of the Trustee. Until the 3.85% Collateral Mortgage Bonds due 2023 are released in accordance with Section 211 of this Twentieth Supplemental Indenture, the Trustee shall hold the 3.85% Collateral Mortgage Bonds due 2023 in trust for the benefit of the Holders from time to time of the 3.85% Senior Notes due 2023 as security for any and all obligations of the Company with respect to the 3.85% Senior Notes due 2023, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.85% Senior Notes due 2023 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.85% Senior Notes due 2023, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.85% Senior Notes due 2023, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.85% Senior Notes due 2023.

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(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.85% Collateral Mortgage Bonds due 2023 delivered to the Trustee.”

Section 605    The Twentieth Supplemental Indenture (Amended 210). The Twentieth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.85% Collateral Mortgage Bonds due 2023.

(a)    Except for the safe custody of any 3.85% Collateral Mortgage Bonds due 2023 in its possession and the accounting for moneys actually received by it with respect to the 3.85% Collateral Mortgage Bonds due 2023, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.85% Collateral Mortgage Bonds due 2023 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.85% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.85% Collateral Mortgage Bonds due 2023. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.85% Collateral Mortgage Bonds due 2023 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.85% Senior Notes due 2023, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.85% Collateral Mortgage Bonds due 2023, in which case such direction must be from holders of such greater percentage in principal amount of the 3.85% Senior Notes due 2023.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.85% Senior Notes due 2023 is required with respect to the 3.85% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.85% Collateral Mortgage Bonds due 2023, it shall promptly transmit such notices to the holders of the 3.85% Senior Notes due 2023 in accordance with the Indenture.

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(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.85% Senior Notes due 2023, by holding such 3.85% Senior Note due 2023 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.85% Collateral Mortgage Bonds due 2023, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.85% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.85% Senior Notes due 2023 and the 3.85% Senior Notes due 2023 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.85% Senior Notes due 2023, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.85% Collateral Mortgage Bonds due 2023.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.85% Senior Notes due 2023, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.85% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.85% Senior Note due 2023, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.85% Collateral Mortgage Bonds due 2023 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.85% Collateral Mortgage Bonds due 2023, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.85% Collateral Mortgage Bonds due 2023, (iii) reducing the rate or extending the time of payment of interest on the 3.85% Collateral Mortgage Bonds due 2023, or reducing the principal amount of the 3.85% Collateral Mortgage Bonds due 2023, or (iv) limiting the right of the Trustee (as the holder of the 3.85% Collateral Mortgage Bonds due 2023) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.85% Collateral Mortgage Bonds due 2023 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

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Section 606    The Twentieth Supplemental Indenture (Amended 211). The Twentieth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.85% Collateral Mortgage Bonds due 2023; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.85% Senior Notes due 2023 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.85% Collateral Mortgage Bonds due 2023 on behalf of the holders of the 3.85% Senior Notes due 2023 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.85% Collateral Mortgage Bonds due 2023, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.85% Collateral Mortgage Bonds due 2023 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.85% Senior Notes due 2023, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.85% Senior Notes due 2023 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.85% Collateral Mortgage Bonds due 2023 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.85% Collateral Mortgage Bonds due 2023 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 607    The Twentieth Supplemental Indenture (Amended 212). The Twentieth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.85% Senior Notes due 2023 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.85% Senior Notes due 2023, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

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Section 608    The Twentieth Supplemental Indenture (Amended 213). The Twentieth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.85% Collateral Mortgage Bonds due 2023. The Company shall cause all of the 3.85% Collateral Mortgage Bonds due 2023 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.85% Collateral Mortgage Bonds due 2023.”

Section 609    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.85% Senior Notes due 2023, dated November 12, 2013 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-6 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.85% Senior Notes due 2023”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.85% Senior Notes due 2023 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.85% Senior Notes due 2023 representing the 3.85% Senior Notes due 2023 in the aggregate principal amount of $300,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.85% Senior Notes due 2023 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE SEVEN

AMENDMENT OF THE TWENTY-FIRST SUPPLEMENTAL INDENTURE, THE 3.75% SENIOR NOTES DUE 2024 AND THE 4.75% SENIOR NOTES DUE 2044

Section 701    Exhibit A and Exhibit B of the Twenty-First Supplemental Indenture (Amended). Exhibit A and Exhibit B of the Twenty-First Supplemental Indenture are hereby replaced with Exhibit A-7 and A-8 to this Thirtieth Supplemental Indenture.

Section 702    The Twenty-First Supplemental Indenture (Amended). The Twenty-First Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-First Supplemental Indenture”, “3.75% Senior Notes” and “4.75% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

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“3.75% Senior Notes” is replaced with “3.75% Senior Notes due 2024”.

“4.75% Senior Notes” is replaced with “4.75% Senior Notes due 2044”.

“Twenty-First Supplemental Indenture” means this Twenty-First Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of February 21, 2014, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 703    Section 207 of the Twenty-First Supplemental Indenture (Amended). Section 207 of the Twenty-First Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 3.75% Senior Notes due 2024 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 3.75% Senior Notes due 2024 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.75% Senior Notes due 2024 from time to time endorsed thereon and that the aggregate principal amount of 3.75% Senior Notes due 2024 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.75% Senior Notes due 2024 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.75% Senior Notes due 2024 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.75% Senior Notes due 2024, and the 3.75% Senior Notes due 2024 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

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Section 704    The Twenty-First Supplemental Indenture (Amended 209). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.75% Senior Notes due 2024.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.75% Senior Notes due 2024, the Company shall issue and deliver the 3.75% First Mortgage Bond, Collateral Series due 2024 (the “3.75% Collateral Mortgage Bonds due 2024”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.75% Collateral Mortgage Bonds due 2024 will be applied to satisfy any obligations under the 3.75% Senior Notes due 2024 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.75% Collateral Mortgage Bonds due 2024 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.75% Collateral Mortgage Bonds due 2024 in the aggregate principal amount of $450,000,000 and (B) the Company has delivered the 3.75% Collateral Mortgage Bonds due 2024 to the Trustee in the aggregate principal amount of $450,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.75% Collateral Mortgage Bonds due 2024, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.75% Collateral Mortgage Bonds due 2024, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.75% Collateral Mortgage Bonds due 2024 shall be fully registered in the name of the Trustee. Until the 3.75% Collateral Mortgage Bonds due 2024 are released in accordance with Section 211 of this Twenty-First Supplemental Indenture, the Trustee shall hold the 3.75% Collateral Mortgage Bonds due 2024 in trust for the benefit of the Holders from time to time of the 3.75% Senior Notes due 2024 as security for any and all obligations of the Company with respect to the 3.75% Senior Notes due 2024, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.75% Senior Notes due 2024 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.75% Senior Notes due 2024, either at the stated maturity thereof, upon acceleration of the maturity thereof or

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upon redemption, and (2) the full and prompt payment of any interest on the 3.75% Senior Notes due 2024, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.75% Senior Notes due 2024.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.75% Collateral Mortgage Bonds due 2024 delivered to the Trustee.”

Section 705    The Twenty-First Supplemental Indenture (Amended 210). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.75% Collateral Mortgage Bonds due 2024.

(a)    Except for the safe custody of any 3.75% Collateral Mortgage Bonds due 2024 in its possession and the accounting for moneys actually received by it with respect to the 3.75% Collateral Mortgage Bonds due 2024, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.75% Collateral Mortgage Bonds due 2024 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.75% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.75% Collateral Mortgage Bonds due 2024. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.75% Collateral Mortgage Bonds due 2024 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.75% Senior Notes due 2024, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.75% Collateral Mortgage Bonds due 2024, in which case such direction must be from holders of such greater percentage in principal amount of the 3.75% Senior Notes due 2024.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.75% Senior Notes due 2024 is required with respect to the 3.75% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any

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duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.75% Collateral Mortgage Bonds due 2024, it shall promptly transmit such notices to the holders of the 3.75% Senior Notes due 2024 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.75% Senior Notes due 2024, by holding such 3.75% Senior Notes due 2024 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.75% Collateral Mortgage Bonds due 2024, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.75% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.75% Senior Notes due 2024 and the 3.75% Senior Notes due 2024 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.75% Senior Notes due 2024, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.75% Collateral Mortgage Bonds due 2024.

(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.75% Senior Notes due 2024, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.75% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.75% Senior Note due 2024, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.75% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.75% Collateral Mortgage Bonds due 2024, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.75% Collateral Mortgage Bonds due 2024, (iii) reducing the rate or extending the time of payment of interest on the 3.75% Collateral Mortgage Bonds due 2024, or reducing the principal amount of the 3.75% Collateral Mortgage Bonds due 2024, or (iv) limiting the right of the Trustee (as the holder of the 3.75% Collateral Mortgage Bonds due 2024) to institute suit for the enforcement of

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payment of principal of or premium, if any, or interest on the 3.75% Collateral Mortgage Bonds due 2024 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 706    The Twenty-First Supplemental Indenture (Amended 211). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.75% Collateral Mortgage Bonds due 2024; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.75% Senior Notes due 2024 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.75% Collateral Mortgage Bonds due 2024 on behalf of the holders of the 3.75% Senior Notes due 2024 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.75% Collateral Mortgage Bonds due 2024, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.75% Collateral Mortgage Bonds due 2024 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.75% Senior Notes due 2024, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.75% Senior Notes due 2024 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.75% Collateral Mortgage Bonds due 2024 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.75% Collateral Mortgage Bonds due 2024 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 707    The Twenty-First Supplemental Indenture (Amended 212). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.75% Senior Notes due 2024 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority

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in aggregate principal amount of the outstanding 3.75% Senior Notes due 2024, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 708    The Twenty-First Supplemental Indenture (Amended 213). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.75% Collateral Mortgage Bonds due 2024. The Company shall cause all of the 3.75% Collateral Mortgage Bonds due 2024 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.75% Collateral Mortgage Bonds due 2024.”

Section 709    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.75% Senior Notes due 2024, dated February 21, 2014 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-7 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.75% Senior Notes due 2024”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.75% Senior Notes due 2024 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.75% Senior Notes due 2024 representing the 3.75% Senior Notes due 2024 in the aggregate principal amount of $450,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.75% Senior Notes due 2024 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

Section 710    Section 307 of the Twenty-First Supplemental Indenture (Amended 307). Section 307 of the Twenty-First Supplemental Indenture is hereby amended and restated as follows:

“Section 307 Global Securities; Appointment of Depositary for Global Securities.

The 4.75% Senior Notes due 2044 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

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Each Global Bond shall represent such of the 4.75% Senior Notes due 2044 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.75% Senior Notes due 2044 from time to time endorsed thereon and that the aggregate principal amount of 4.75% Senior Notes due 2044 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 4.75% Senior Notes due 2044 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.75% Senior Notes due 2044 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.75% Senior Notes due 2044, and the 4.75% Senior Notes due 2044 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 711    The Twenty-First Supplemental Indenture (Amended 309). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 309 thereto, to read as follows:

“Section 309    Collateral Security for the 4.75% Senior Notes due 2044.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.75% Senior Notes due 2044, the Company shall issue and deliver the 4.75% First Mortgage Bond, Collateral Series due 2044] (the “4.75% Collateral Mortgage Bonds due 2044”) to the Trustee pursuant to the Second Supplemental Mortgage Indenture. For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.75% Collateral Mortgage Bonds due 2044 will be applied to satisfy any obligations under the 4.75% Senior Notes due 2044 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.75% Collateral Mortgage Bonds due 2044 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.75% Collateral Mortgage Bonds due 2044 in the aggregate principal amount of $675,000,000 and (B) the Company has delivered the 4.75% Collateral Mortgage Bonds due 2044 to the Trustee in the aggregate principal amount of $675,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.75% Collateral Mortgage Bonds due 2044, and that the Mortgage Indenture creates a valid and enforceable

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lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.75% Collateral Mortgage Bonds due 2044, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.75% Collateral Mortgage Bonds due 2044 shall be fully registered in the name of the Trustee. Until the 4.75% Collateral Mortgage Bonds due 2044 are released in accordance with Section 311 of this Twenty-First Supplemental Indenture, the Trustee shall hold the 4.75% Collateral Mortgage Bonds due 2044 in trust for the benefit of the Holders from time to time of the 4.75% Senior Notes due 2044 as security for any and all obligations of the Company with respect to the 4.75% Senior Notes due 2044, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.75% Senior Notes due 2044 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.75% Senior Notes due 2044, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.75% Senior Notes due 2044, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.75% Senior Notes due 2044.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.75% Collateral Mortgage Bonds due 2044 delivered to the Trustee.”

Section 712    The Twenty-First Supplemental Indenture (Amended 310). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 310 thereto, to read as follows:

“Section 310    Actions with Respect to 4.75% Collateral Mortgage Bonds due 2044.

(a)    Except for the safe custody of any 4.75% Collateral Mortgage Bonds due 2044 in its possession and the accounting for moneys actually received by it with respect to the 4.75% Collateral Mortgage Bonds due 2044, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.75% Collateral Mortgage Bonds due 2044 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.75% Collateral Mortgage Bonds due 2044 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.75% Collateral Mortgage Bonds due 2044. The Trustee will not be required to take any action

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that is contrary to applicable law or any provision of the Indenture, the 4.75% Collateral Mortgage Bonds due 2044 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.75% Senior Notes due 2044, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.75% Collateral Mortgage Bonds due 2044, in which case such direction must be from holders of such greater percentage in principal amount of the 4.75% Senior Notes due 2044.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.75% Senior Notes due 2044 is required with respect to the 4.75% Collateral Mortgage Bonds due 2044 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.75% Collateral Mortgage Bonds due 2044, it shall promptly transmit such notices to the holders of the 4.75% Senior Notes due 2044 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.75% Senior Notes due 2044, by holding such 4.75% Senior Notes due 2044 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.75% Collateral Mortgage Bonds due 2044, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.75% Collateral Mortgage Bonds due 2044 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.75% Senior Notes due 2044 and the 4.75% Senior Notes due 2044 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.75% Senior Notes due 2044, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.75% Collateral Mortgage Bonds due 2044.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.75% Senior Notes due 2044, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.75% Collateral Mortgage Bonds due 2044 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.75% Senior Note due 2044, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.75% Collateral Mortgage Bonds due 2044 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.75% Collateral Mortgage Bonds due 2044, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.75% Collateral Mortgage Bonds due 2044, (iii) reducing the rate or extending the time of payment of interest on the 4.75% Collateral Mortgage Bonds due 2044, or reducing the principal amount of the 4.75% Collateral Mortgage Bonds due 2044, or (iv) limiting the right of the Trustee (as the holder of the 4.75% Collateral Mortgage Bonds due 2044) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.75% Collateral Mortgage Bonds due 2044 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 713    The Twenty-First Supplemental Indenture (Amended 311). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 311 thereto, to read as follows:

“Section 311    Release of Liens in Respect of 4.75% Collateral Mortgage Bonds due 2044; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.75% Senior Notes due 2044 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.75% Collateral Mortgage Bonds due 2044 on behalf of the holders of the 4.75% Senior Notes due 2044 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.75% Collateral Mortgage Bonds due 2044, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.75% Collateral Mortgage Bonds due 2044 delivered to the Company in accordance with this Section 311 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b) Following any partial payment, redemption or retirement of the 4.75% Senior Notes due 2044, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.75% Senior Notes due 2044 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.75% Collateral Mortgage Bonds due 2044 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.75% Collateral Mortgage Bonds due 2044 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 714    The Twenty-First Supplemental Indenture (Amended 312). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 312 thereto, to read as follows:

“Section 312    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.75% Senior Notes due 2044 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.25% Senior Notes due 2023, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 715    The Twenty-First Supplemental Indenture (Amended 313). The Twenty-First Supplemental Indenture is hereby amended by the addition of Section 313 thereto, to read as follows:

“Section 313    No Transfer of 4.75% Collateral Mortgage Bonds due 2044. The Company shall cause all of the 4.75% Collateral Mortgage Bonds due 2044 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.75% Collateral Mortgage Bonds due 2044.”

Section 716    Bond Exchange. The Company desires to exchange the original Global Bonds representing the 4.75% Senior Notes due 2044, originally dated February 21, 2014 and subsequently dated August 18, 2014 (the “Original 2044 Global Bonds”) for the amended and restated Global Bonds set forth in Exhibit A-8 hereto (which are hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.75% Senior Notes due 2044”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.75% Senior Notes due 2044 and the cancellation of the Original 2044 Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.75% Senior Notes due 2044 representing the 4.75% Senior

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Notes due 2044 in the aggregate principal amount of $675,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.75% Senior Notes due 2044 to be exchanged for the Original 2044 Global Bonds, cancel the Original 2044 Global Bonds and deliver the cancelled Original 2044 Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE EIGHT

AMENDMENT OF THE TWENTY-THIRD SUPPLEMENTAL INDENTURE AND THE 3.40% SENIOR NOTES DUE 2024

Section 801    Exhibit A of the Twenty-Third Supplemental Indenture. Exhibit A of the Twenty-Third Supplemental Indenture is hereby replaced with Exhibit A-9 to this Thirtieth Supplemental Indenture.

Section 802    The Twenty-Third Supplemental Indenture. The Twenty-Third Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Third Supplemental Indenture” and “3.40% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“3.40% Senior Notes” is replaced with “3.40% Senior Notes due 2024”.

“Twenty-Third Supplemental Indenture” means this Twenty-Third Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of August 18, 2014, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 803    Section 207 of the Twenty-Third Supplemental Indenture (Amended). Section 207 of the Twenty-Third Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 3.40% Senior Notes due 2024 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 3.40% Senior Notes due 2024 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.40% Senior Notes due 2024 from time to time endorsed thereon and that the aggregate principal amount of 3.40% Senior Notes due 2024 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions.

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Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.40% Senior Notes due 2024 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.40% Senior Notes due 2024 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.40% Senior Notes due 2024, and the 3.40% Senior Notes due 2024 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 804    The Twenty-Third Supplemental Indenture (Amended 209). The Twenty-Third Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.40% Senior Notes due 2024.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.40% Senior Notes due 2024, the Company shall issue and deliver the 3.40% First Mortgage Bond, Collateral Series due 2024] (the “3.40% Collateral Mortgage Bonds due 2024”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.40% Collateral Mortgage Bonds due 2024 will be applied to satisfy any obligations under the 3.40% Senior Notes due 2024 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.40% Collateral Mortgage Bonds due 2024 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.40% Collateral Mortgage Bonds due 2024 in the aggregate principal amount of $350,000,000 and (B) the Company has delivered the 3.40% Collateral Mortgage Bonds due 2024 to the Trustee in the aggregate principal amount of $350,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.40% Collateral Mortgage Bonds due 2024, and that the Mortgage Indenture creates a valid and enforceable lien on the Property

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Additions (as defined in the Mortgage Indenture) made the subject of the 3.40% Collateral Mortgage Bonds due 2024, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.40% Collateral Mortgage Bonds due 2024 shall be fully registered in the name of the Trustee. Until the 3.40% Collateral Mortgage Bonds due 2024 are released in accordance with Section 211 of this Twenty-Third Supplemental Indenture, the Trustee shall hold the 3.40% Collateral Mortgage Bonds due 2024 in trust for the benefit of the Holders from time to time of the 3.40% Senior Notes due 2024 as security for any and all obligations of the Company with respect to the 3.40% Senior Notes due 2024, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.40% Senior Notes due 2024 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.40% Senior Notes due 2024, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.40% Senior Notes due 2024, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.40% Senior Notes due 2024.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.40% Collateral Mortgage Bonds due 2024 delivered to the Trustee.”

Section 805    The Twenty-Third Supplemental Indenture (Amended 210). The Twenty-Third Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.40% Collateral Mortgage Bonds due 2024.

(a)    Except for the safe custody of any 3.40% Collateral Mortgage Bonds due 2024 in its possession and the accounting for moneys actually received by it with respect to the 3.40% Collateral Mortgage Bonds due 2024, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.40% Collateral Mortgage Bonds due 2024 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.40% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.40% Collateral Mortgage Bonds due 2024. The Trustee will not be required to take any action

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that is contrary to applicable law or any provision of the Indenture, the 3.40% Collateral Mortgage Bonds due 2024 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.40% Senior Notes due 2024, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.40% Collateral Mortgage Bonds due 2024, in which case such direction must be from holders of such greater percentage in principal amount of the 3.40% Senior Notes due 2024.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.40% Senior Notes due 2024 is required with respect to the 3.40% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.40% Collateral Mortgage Bonds due 2024, it shall promptly transmit such notices to the holders of the 3.40% Senior Notes due 2024 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.40% Senior Notes due 2024, by holding such 3.40% Senior Notes due 2024 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.40% Collateral Mortgage Bonds due 2024, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.40% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.40% Senior Notes due 2024 and the 3.40% Senior Notes due 2024 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.40% Senior Notes due 2024, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.40% Collateral Mortgage Bonds due 2024.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.40% Senior Notes due 2024, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.40% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.40% Senior Note due 2024, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.40% Collateral Mortgage Bonds due 2024 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.40% Collateral Mortgage Bonds due 2024, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.40% Collateral Mortgage Bonds due 2024, (iii) reducing the rate or extending the time of payment of interest on the 3.40% Collateral Mortgage Bonds due 2024, or reducing the principal amount of the 3.40% Collateral Mortgage Bonds due 2024, or (iv) limiting the right of the Trustee (as the holder of the 3.40% Collateral Mortgage Bonds due 2024) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.40% Collateral Mortgage Bonds due 2024 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 806    The Twenty-Third Supplemental Indenture (Amended 211). The Twenty-Third Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.40% Collateral Mortgage Bonds due 2024; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.40% Senior Notes due 2024 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.40% Collateral Mortgage Bonds due 2024 on behalf of the holders of the 3.40% Senior Notes due 2024 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.40% Collateral Mortgage Bonds due 2024, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.40% Collateral Mortgage Bonds due 2024 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b) Following any partial payment, redemption or retirement of the 3.40% Senior Notes due 2024, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.40% Senior Notes due 2024 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.40% Collateral Mortgage Bonds due 2024 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.40% Collateral Mortgage Bonds due 2024 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 807    The Twenty-Third Supplemental Indenture (Amended 212). The Twenty-Third Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.40% Senior Notes due 2024 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.40% Senior Notes due 2024, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 808    The Twenty-Third Supplemental Indenture (Amended 213). The Twenty-Third Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.40% Collateral Mortgage Bonds due 2024. The Company shall cause all of the 3.40% Collateral Mortgage Bonds due 2024 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.40% Collateral Mortgage Bonds due 2024.”

Section 809    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.40% Senior Notes due 2024, dated August 18, 2014 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-9 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.40% Senior Notes due 2024”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.40% Senior Notes due 2024 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.40% Senior Notes due 2024 representing the 3.40% Senior Notes due 2024 in the aggregate principal amount of $350,000,000. Upon receipt

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of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.40% Senior Notes due 2024 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE NINE

AMENDMENT OF THE TWENTY-FOURTH SUPPLEMENTAL INDENTURE AND THE 4.30% SENIOR NOTES DUE 2045

Section 901    Exhibit A of the Twenty-Fourth Supplemental Indenture. Exhibit A of the Twenty-Fourth Supplemental Indenture is hereby replaced with Exhibit A-10 to this Thirtieth Supplemental Indenture.

Section 902    The Twenty-Fourth Supplemental Indenture. The Twenty-Fourth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Fourth Supplemental Indenture” and “4.30% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“4.30% Senior Notes” is replaced with “4.30% Senior Notes due 2045”.

“Twenty-Fourth Supplemental Indenture” means this Twenty-Fourth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of November 6, 2014, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 903    Section 207 of the Twenty-Fourth Supplemental Indenture (Amended). Section 207 of the Twenty-Fourth Supplemental Indenture is hereby amended and restated as follows:

“Section 207 Global Securities; Appointment of Depositary for Global Securities.

The 4.30% Senior Notes due 2045 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 4.30% Senior Notes due 2045 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.30% Senior Notes due 2045 from time to time endorsed thereon and that the aggregate principal amount of 4.30% Senior Notes due 2045 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in

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the aggregate principal amount, of 4.30% Senior Notes due 2045 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.30% Senior Notes due 2045 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.30% Senior Notes due 2045, and the 4.30% Senior Notes due 2045 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 904    The Twenty-Fourth Supplemental Indenture (Amended 209). The Twenty-Fourth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 4.30% Senior Notes due 2045.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.30% Senior Notes due 2045, the Company shall issue and deliver the 4.30% First Mortgage Bond, Collateral Series due 2045 (the “4.30% Collateral Mortgage Bonds due 2045”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.30% Collateral Mortgage Bonds due 2045 will be applied to satisfy any obligations under the 4.30% Senior Notes due 2045 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.30% Collateral Mortgage Bonds due 2045 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.30% Collateral Mortgage Bonds due 2045 in the aggregate principal amount of $600,000,000 and (B) the Company has delivered the 4.30% Collateral Mortgage Bonds due 2045 to the Trustee in the aggregate principal amount of $600,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.30% Collateral Mortgage Bonds due 2045, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.30% Collateral

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Mortgage Bonds due 2045, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.30% Collateral Mortgage Bonds due 2045 shall be fully registered in the name of the Trustee. Until the 4.30% Collateral Mortgage Bonds due 2045 are released in accordance with Section 211 of this Twenty-Fourth Supplemental Indenture, the Trustee shall hold the 4.30% Collateral Mortgage Bonds due 2045 in trust for the benefit of the Holders from time to time of the 4.30% Senior Notes due 2045 as security for any and all obligations of the Company with respect to the 4.30% Senior Notes due 2045, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.30% Senior Notes due 2045 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.30% Senior Notes due 2045, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.30% Senior Notes due 2045, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.30% Senior Notes due 2045.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.30% Collateral Mortgage Bonds due 2045 delivered to the Trustee.”

Section 905    The Twenty-Fourth Supplemental Indenture (Amended 210). The Twenty-Fourth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 4.30% Collateral Mortgage Bonds due 2045.

(a)    Except for the safe custody of any 4.30% Collateral Mortgage Bonds due 2045 in its possession and the accounting for moneys actually received by it with respect to the 4.30% Collateral Mortgage Bonds due 2045, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.30% Collateral Mortgage Bonds due 2045 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.30% Collateral Mortgage Bonds due 2045 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.30% Collateral Mortgage Bonds due 2045. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.30% Collateral

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Mortgage Bonds due 2045 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.30% Senior Notes due 2045, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.30% Collateral Mortgage Bonds due 2045, in which case such direction must be from holders of such greater percentage in principal amount of the 4.30% Senior Notes due 2045.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.30% Senior Notes due 2045 is required with respect to the 4.30% Collateral Mortgage Bonds due 2045 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.30% Collateral Mortgage Bonds due 2045, it shall promptly transmit such notices to the holders of the 4.30% Senior Notes due 2045 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.30% Senior Notes due 2045, by holding such 4.30% Senior Notes due 2045 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.30% Collateral Mortgage Bonds due 2045, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.30% Collateral Mortgage Bonds due 2045 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.30% Senior Notes due 2045 and the 4.30% Senior Notes due 2045 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.30% Senior Notes due 2045, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.30% Collateral Mortgage Bonds due 2045.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.30% Senior Notes due 2045, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.30% Collateral Mortgage Bonds due 2045 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.30% Senior Note due 2045, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.30% Collateral Mortgage Bonds due 2045 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.30% Collateral Mortgage Bonds due 2045, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.30% Collateral Mortgage Bonds due 2045, (iii) reducing the rate or extending the time of payment of interest on the 4.30% Collateral Mortgage Bonds due 2045, or reducing the principal amount of the 4.30% Collateral Mortgage Bonds due 2045, or (iv) limiting the right of the Trustee (as the holder of the 4.30% Collateral Mortgage Bonds due 2045) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.30% Collateral Mortgage Bonds due 2045 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 906    The Twenty-Fourth Supplemental Indenture (Amended 211). The Twenty-Fourth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 4.30% Collateral Mortgage Bonds due 2045; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.30% Senior Notes due 2045 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.30% Collateral Mortgage Bonds due 2045 on behalf of the holders of the 4.30% Senior Notes due 2045 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.30% Collateral Mortgage Bonds due 2045, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.30% Collateral Mortgage Bonds due 2045 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b) Following any partial payment, redemption or retirement of the 4.30% Senior Notes due 2045, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.30% Senior Notes due 2045 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.30% Collateral Mortgage Bonds due 2045 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.30% Collateral Mortgage Bonds due 2045 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 907    The Twenty-Fourth Supplemental Indenture (Amended 212). The Twenty-Fourth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.30% Senior Notes due 2045 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.30% Senior Notes due 2045, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 908    The Twenty-Fourth Supplemental Indenture (Amended 213). The Twenty-Fourth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 4.30% Collateral Mortgage Bonds due 2045. The Company shall cause all of the 4.30% Collateral Mortgage Bonds due 2045 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.30% Collateral Mortgage Bonds due 2045.”

Section 909    Bond Exchange. The Company desires to exchange the original Global Bonds representing the 4.30% Senior Notes due 2045, originally dated November 6, 2014 and subsequently dated June 12, 2015 (the “Original Global Bonds”) for the amended and restated Global Bonds set forth in Exhibit A-10 hereto (which are hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.30% Senior Notes due 2045”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.30% Senior Notes due 2045 and the cancellation of the Original Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.30% Senior Notes due 2045 representing the 4.30% Senior Notes due 2045 in

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the aggregate principal amount of $600,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.30% Senior Notes due 2045 to be exchanged for the Original Global Bonds, cancel the Original Global Bonds and deliver the cancelled Original Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE TEN

AMENDMENT OF THE TWENTY-FIFTH SUPPLEMENTAL INDENTURE AND THE 3.50% SENIOR NOTES DUE 2025

Section 1001    Exhibit A of the Twenty-Fifth Supplemental Indenture. Exhibit A of the Twenty-Fifth Supplemental Indenture is hereby replaced with Exhibit A-11 to this Thirtieth Supplemental Indenture.

Section 1002    The Twenty-Fifth Supplemental Indenture. The Twenty-Fifth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Fifth Supplemental Indenture” and “3.50% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“3.50% Senior Notes” is replaced with “3.50% Senior Notes due 2025”.

“Twenty-Fifth Supplemental Indenture” means this Twenty-Fifth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of June 12, 2015, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 1003    Section 207 of the Twenty-Fifth Supplemental Indenture. Section 207 of the Twenty-Fifth Supplemental Indenture is hereby amended and restated as follows:

“Section 207    Global Securities; Appointment of Depositary for Global Securities.

The 3.50% Senior Notes due 2025 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 3.50% Senior Notes due 2025 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.50% Senior Notes due 2025 from time to time endorsed thereon and that the aggregate principal amount of 3.50% Senior Notes due 2025 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in

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the aggregate principal amount, of 3.50% Senior Notes due 2025 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.50% Senior Notes due 2025 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.50% Senior Notes due 2025, and the 3.50% Senior Notes due 2025 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 1004    The Twenty-Fifth Supplemental Indenture (Amended 209). The Twenty-Fifth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.50% Senior Notes due 2025.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.50% Senior Notes due 2025, the Company shall issue and deliver the 3.50% First Mortgage Bond, Collateral Series due 2025] (the “3.50% Collateral Mortgage Bonds due 2025”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.50% Collateral Mortgage Bonds due 2025 will be applied to satisfy any obligations under the 3.50% Senior Notes due 2025 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.50% Collateral Mortgage Bonds due 2025 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.50% Collateral Mortgage Bonds due 2025 in the aggregate principal amount of $600,000,000 and (B) the Company has delivered the 3.50% Collateral Mortgage Bonds due 2025 to the Trustee in the aggregate principal amount of $600,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.50% Collateral Mortgage Bonds due 2025, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.50% Collateral

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Mortgage Bonds due 2025, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 3.50% Collateral Mortgage Bonds due 2025 shall be fully registered in the name of the Trustee. Until the 3.50% Collateral Mortgage Bonds due 2025 are released in accordance with Section 211 of this Twenty-Fifth Supplemental Indenture, the Trustee shall hold the 3.50% Collateral Mortgage Bonds due 2025 in trust for the benefit of the Holders from time to time of the 3.50% Senior Notes due 2025 as security for any and all obligations of the Company with respect to the 3.50% Senior Notes due 2025, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.50% Senior Notes due 2025 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.50% Senior Notes due 2025, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.50% Senior Notes due 2025, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.50% Senior Notes due 2025.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.50% Collateral Mortgage Bonds due 2025 delivered to the Trustee.”

Section 1005    The Twenty-Fifth Supplemental Indenture (Amended 210). The Twenty-Fifth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.50% Collateral Mortgage Bonds due 2025.

(a)    Except for the safe custody of any 3.50% Collateral Mortgage Bonds due 2025 in its possession and the accounting for moneys actually received by it with respect to the 3.50% Collateral Mortgage Bonds due 2025, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.50% Collateral Mortgage Bonds due 2025 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.50% Collateral Mortgage Bonds due 2025 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.50% Collateral Mortgage Bonds due 2025. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.50% Collateral

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Mortgage Bonds due 2025 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.50% Senior Notes due 2025, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.50% Collateral Mortgage Bonds due 2025, in which case such direction must be from holders of such greater percentage in principal amount of the 3.50% Senior Notes due 2025.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.50% Senior Notes due 2025 is required with respect to the 3.50% Collateral Mortgage Bonds due 2025 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.50% Collateral Mortgage Bonds due 2025, it shall promptly transmit such notices to the holders of the 3.50% Senior Notes due 2025 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.50% Senior Notes due 2025, by holding such 3.50% Senior Notes due 2025 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.50% Collateral Mortgage Bonds due 2025, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.50% Collateral Mortgage Bonds due 2025 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.50% Senior Notes due 2025 and the 3.50% Senior Notes due 2025 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.50% Senior Notes due 2025, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.50% Collateral Mortgage Bonds due 2025.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.50% Senior Notes due 2025, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.50% Collateral Mortgage Bonds due 2025 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.50% Senior Note due 2025, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.50% Collateral Mortgage Bonds due 2025 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.50% Collateral Mortgage Bonds due 2025, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.50% Collateral Mortgage Bonds due 2025, (iii) reducing the rate or extending the time of payment of interest on the 3.50% Collateral Mortgage Bonds due 2025, or reducing the principal amount of the 3.50% Collateral Mortgage Bonds due 2025, or (iv) limiting the right of the Trustee (as the holder of the 3.50% Collateral Mortgage Bonds due 2025) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.50% Collateral Mortgage Bonds due 2025 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 1006    The Twenty-Fifth Supplemental Indenture (Amended 211). The Twenty-Fifth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.50% Collateral Mortgage Bonds due 2025; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.50% Senior Notes due 2025 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.50% Collateral Mortgage Bonds due 2025 on behalf of the holders of the 3.50% Senior Notes due 2025 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.50% Collateral Mortgage Bonds due 2025, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.50% Collateral Mortgage Bonds due 2025 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b)    Following any partial payment, redemption or retirement of the 3.50% Senior Notes due 2025, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 3.50% Senior Notes due 2025 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.50% Collateral Mortgage Bonds due 2025 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.50% Collateral Mortgage Bonds due 2025 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 1007    The Twenty-Fifth Supplemental Indenture (Amended 212). The Twenty-Fifth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.50% Senior Notes due 2025 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.50% Senior Notes due 2025, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 1008    The Twenty-Fifth Supplemental Indenture (Amended 213). The Twenty-Fifth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.50% Collateral Mortgage Bonds due 2025. The Company shall cause all of the 3.50% Collateral Mortgage Bonds due 2025 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.50% Collateral Mortgage Bonds due 2025.”

Section 1009    Bond Exchange. The Company desires to exchange the original Global Bonds representing the 3.50% Senior Notes due 2025, originally dated June 12, 2015 and subsequently dated November 5, 2015 (the “Original Global Bonds”) for the amended and restated Global Bonds set forth in Exhibit A-11 hereto (which are hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.50% Senior Notes due 2025”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.50% Senior Notes due 2025 and the cancellation of the Original Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.50% Senior Notes due 2025 representing the 3.50% Senior Notes due 2025 in

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the aggregate principal amount of $600,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.50% Senior Notes due 2025 to be exchanged for the Original Global Bonds, cancel the Original Global Bonds and deliver the cancelled Original Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE ELEVEN

AMENDMENT OF THE TWENTY-SIXTH SUPPLEMENTAL INDENTURE AND THE 4.25% SENIOR NOTES DUE 2046

Section 1101    Exhibit B of the Twenty-Sixth Supplemental Indenture. Exhibit B of the Twenty-Sixth Supplemental Indenture is hereby replaced with Exhibit A-12 to this Thirtieth Supplemental Indenture.

Section 1102    The Twenty-Sixth Supplemental Indenture. The Twenty-Sixth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Sixth Supplemental Indenture” and “4.25% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“4.25% Senior Notes” is replaced with “4.25% Senior Notes due 2046”.

“Twenty-Sixth Supplemental Indenture” means this Twenty-Sixth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of November 5, 2015, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 1103    Section 307 of the Twenty-Sixth Supplemental Indenture. Section 307 of the Twenty-Sixth Supplemental Indenture is hereby amended and restated as follows:

“Section 307 Global Securities; Appointment of Depositary for Global Securities.

The 4.25% Senior Notes due 2046 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 4.25% Senior Notes due 2046 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.25% Senior Notes due 2046 from time to time endorsed thereon and that the aggregate principal amount of 4.25% Senior Notes due 2046 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in

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the aggregate principal amount, of 4.25% Senior Notes due 2046 represented thereby shall be reflected by the Trustee on Schedule B attached to the 4.25% Senior Notes due 2046 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.25% Senior Notes due 2046, and the 4.25% Senior Notes due 2046 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 1104    The Twenty-Sixth Supplemental Indenture (Amended 309). The Twenty-Sixth Supplemental Indenture is hereby amended by the addition of Section 309 thereto, to read as follows:

“Section 309    Collateral Security for the 4.25% Senior Notes due 2046.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.25% Senior Notes due 2046, the Company shall issue and deliver the 4.25% First Mortgage Bond, Collateral Series due 2046 (the “4.25% Collateral Mortgage Bonds due 2046”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.25% Collateral Mortgage Bonds due 2046 will be applied to satisfy any obligations under the 4.25% Senior Notes due 2046 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.25% Collateral Mortgage Bonds due 2046 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.25% Collateral Mortgage Bonds due 2046 in the aggregate principal amount of $450,000,000 and (B) the Company has delivered the 4.25% Collateral Mortgage Bonds due 2046 to the Trustee in the aggregate principal amount of $450,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.25% Collateral Mortgage Bonds due 2046, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.25% Collateral

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Mortgage Bonds due 2046, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.25% Collateral Mortgage Bonds due 2046 shall be fully registered in the name of the Trustee. Until the 4.25% Collateral Mortgage Bonds due 2046 are released in accordance with Section 311 of this Twenty-Sixth Supplemental Indenture, the Trustee shall hold the 4.25% Collateral Mortgage Bonds due 2046 in trust for the benefit of the Holders from time to time of the 4.25% Senior Notes due 2046 as security for any and all obligations of the Company with respect to the 4.25% Senior Notes due 2046, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.25% Senior Notes due 2046 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.25% Senior Notes due 2046, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.25% Senior Notes due 2046, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.25% Senior Notes due 2046.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.25% Collateral Mortgage Bonds due 2046 delivered to the Trustee.”

Section 1105    The Twenty-Sixth Supplemental Indenture (Amended 310). The Twenty-Sixth Supplemental Indenture is hereby amended by the addition of Section 310 thereto, to read as follows:

“Section 310    Actions with Respect to 4.25% Collateral Mortgage Bonds due 2046.

(a)    Except for the safe custody of any 4.25% Collateral Mortgage Bonds due 2046 in its possession and the accounting for moneys actually received by it with respect to the 4.25% Collateral Mortgage Bonds due 2046, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.25% Collateral Mortgage Bonds due 2046 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.25% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.25% Collateral Mortgage Bonds due 2046. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.25% Collateral

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Mortgage Bonds due 2046 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.25% Senior Notes due 2046, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.25% Collateral Mortgage Bonds due 2046, in which case such direction must be from holders of such greater percentage in principal amount of the 4.25% Senior Notes due 2046.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.25% Senior Notes due 2046 is required with respect to the 4.25% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.25% Collateral Mortgage Bonds due 2046, it shall promptly transmit such notices to the holders of the 4.25% Senior Notes due 2046 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.25% Senior Notes due 2046, by holding such 4.25% Senior Notes due 2046 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.25% Collateral Mortgage Bonds due 2046, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.25% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.25% Senior Notes due 2046 and the 4.25% Senior Notes due 2046 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.25% Senior Notes due 2046, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.25% Collateral Mortgage Bonds due 2046.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.25% Senior Notes due 2046, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.25% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.25% Senior Note due 2046, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.25% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.25% Collateral Mortgage Bonds due 2046, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.25% Collateral Mortgage Bonds due 2046, (iii) reducing the rate or extending the time of payment of interest on the 4.25% Collateral Mortgage Bonds due 2046, or reducing the principal amount of the 4.25% Collateral Mortgage Bonds due 2046, or (iv) limiting the right of the Trustee (as the holder of the 4.25% Collateral Mortgage Bonds due 2046) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.25% Collateral Mortgage Bonds due 2046 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 1106    The Twenty-Sixth Supplemental Indenture (Amended 311). The Twenty-Sixth Supplemental Indenture is hereby amended by the addition of Section 311 thereto, to read as follows:

“Section 311    Release of Liens in Respect of 4.25% Collateral Mortgage Bonds due 2046; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.25% Senior Notes due 2046 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.25% Collateral Mortgage Bonds due 2046 on behalf of the holders of the 4.25% Senior Notes due 2046 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.25% Collateral Mortgage Bonds due 2046, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.25% Collateral Mortgage Bonds due 2046 delivered to the Company in accordance with this Section 311 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b) Following any partial payment, redemption or retirement of the 4.25% Senior Notes due 2046, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 4.25% Senior Notes due 2046 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.25% Collateral Mortgage Bonds due 2046 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.25% Collateral Mortgage Bonds due 2046 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 1107    The Twenty-Sixth Supplemental Indenture (Amended 312). The Twenty-Sixth Supplemental Indenture is hereby amended by the addition of Section 312 thereto, to read as follows:

“Section 312    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.25% Senior Notes due 2046 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.25% Senior Notes due 2046, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 1108    The Twenty-Sixth Supplemental Indenture (Amended 313). The Twenty-Sixth Supplemental Indenture is hereby amended by the addition of Section 313 thereto, to read as follows:

“Section 313    No Transfer of 4.25% Collateral Mortgage Bonds due 2046. The Company shall cause all of the 4.25% Collateral Mortgage Bonds due 2046 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.25% Collateral Mortgage Bonds due 2046.”

Section 1109    Bond Exchange. The Company desires to exchange the original Global Bond representing the 4.25% Senior Notes due 2046, dated November 5, 2015 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-12 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.25% Senior Notes due 2046”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.25% Senior Notes due 2046 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.25% Senior Notes due 2046 representing the 4.25% Senior Notes due 2046 in the aggregate principal amount of $450,000,000. Upon receipt

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of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.25% Senior Notes due 2046 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE TWELVE

AMENDMENT OF THE TWENTY-SEVENTH SUPPLEMENTAL INDENTURE AND THE 2.95% SENIOR NOTES DUE 2026

Section 1201    Exhibit A of the Twenty-Seventh Supplemental Indenture. Exhibit A of the Twenty-Seventh Supplemental Indenture is hereby replaced with Exhibit A-13 to this Thirtieth Supplemental Indenture.

Section 1202    The Twenty-Seventh Supplemental Indenture (Amended). The Twenty-Seventh Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Seventh Supplemental Indenture” and “2.95% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“2.95% Senior Notes” is replaced with “2.95% Senior Notes due 2026”.

“Twenty-Seventh Supplemental Indenture” means this Twenty-Seventh Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of March 1, 2016, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 1203    Section 207 of the Twenty-Seventh Supplemental Indenture. Section 207 of the Twenty-Seventh Supplemental Indenture is hereby amended and restated as follows:

“Section 207    Global Securities; Appointment of Depositary for Global Securities.

The 2.95% Senior Notes due 2026 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 2.95% Senior Notes due 2026 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 2.95% Senior Notes due 2026 from time to time endorsed thereon and that the aggregate principal amount of 2.95% Senior Notes due 2026 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 2.95% Senior Notes due 2026 represented thereby shall

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be reflected by the Trustee on Schedule B attached to the 2.95% Senior Notes due 2026 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 2.95% Senior Notes due 2026, and the 2.95% Senior Notes due 2026 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 1204    The Twenty-Seventh Supplemental Indenture (Amended 209). The Twenty-Seventh Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 2.95% Senior Notes due 2026.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 2.95% Senior Notes due 2026, the Company shall issue and deliver the 2.95% First Mortgage Bond, Collateral Series due 2026 (the “2.95% Collateral Mortgage Bonds due 2026”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 2.95% Collateral Mortgage Bonds due 2026 will be applied to satisfy any obligations under the 2.95% Senior Notes due 2026 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 2.95% Collateral Mortgage Bonds due 2026 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 2.95% Collateral Mortgage Bonds due 2026 in the aggregate principal amount of $600,000,000 and (B) the Company has delivered the 2.95% Collateral Mortgage Bonds due 2026 to the Trustee in the aggregate principal amount of $600,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 2.95% Collateral Mortgage Bonds due 2026, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 2.95% Collateral Mortgage Bonds due 2026, subject to no prior Lien (as defined in the Mortgage Indenture)

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to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 2.95% Collateral Mortgage Bonds due 2026 shall be fully registered in the name of the Trustee. Until the 2.95% Collateral Mortgage Bonds due 2026 are released in accordance with Section 211 of this Twenty-Seventh Supplemental Indenture, the Trustee shall hold the 2.95% Collateral Mortgage Bonds due 2026 in trust for the benefit of the Holders from time to time of the 2.95% Senior Notes due 2026 as security for any and all obligations of the Company with respect to the 2.95% Senior Notes due 2026, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 2.95% Senior Notes due 2026 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2.95% Senior Notes due 2026, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 2.95% Senior Notes due 2026, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 2.95% Senior Notes due 2026.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 2.95% Collateral Mortgage Bonds due 2026 delivered to the Trustee.”

Section 1205    The Twenty-Seventh Supplemental Indenture (Amended 210). The Twenty-Seventh Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 2.95% Collateral Mortgage Bonds due 2026.

(a)    Except for the safe custody of any 2.95% Collateral Mortgage Bonds due 2026 in its possession and the accounting for moneys actually received by it with respect to the 2.95% Collateral Mortgage Bonds due 2026, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 2.95% Collateral Mortgage Bonds due 2026 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 2.95% Collateral Mortgage Bonds due 2026 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 2.95% Collateral Mortgage Bonds due 2026. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 2.95% Collateral

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Mortgage Bonds due 2026 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 2.95% Senior Notes due 2026, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 2.95% Collateral Mortgage Bonds due 2026, in which case such direction must be from holders of such greater percentage in principal amount of the 2.95% Senior Notes due 2026.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 2.95% Senior Notes due 2026 is required with respect to the 2.95% Collateral Mortgage Bonds due 2026 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 2.95% Collateral Mortgage Bonds due 2026, it shall promptly transmit such notices to the holders of the 2.95% Senior Notes due 2026 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 2.95% Senior Notes due 2026, by holding such 2.95% Senior Notes due 2026 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 2.95% Collateral Mortgage Bonds due 2026, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 2.95% Collateral Mortgage Bonds due 2026 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 2.95% Senior Notes due 2026 and the 2.95% Senior Notes due 2026 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 2.95% Senior Notes due 2026, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 2.95% Collateral Mortgage Bonds due 2026.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 2.95% Senior Notes due 2026, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 2.95% Collateral Mortgage Bonds due 2026 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 2.95% Senior Note due 2026, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 2.95% Collateral Mortgage Bonds due 2026 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 2.95% Collateral Mortgage Bonds due 2026, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 2.95% Collateral Mortgage Bonds due 2026, (iii) reducing the rate or extending the time of payment of interest on the 2.95% Collateral Mortgage Bonds due 2026, or reducing the principal amount of the 2.95% Collateral Mortgage Bonds due 2026, or (iv) limiting the right of the Trustee (as the holder of the 2.95% Collateral Mortgage Bonds due 2026) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 2.95% Collateral Mortgage Bonds due 2026 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 1206    The Twenty-Seventh Supplemental Indenture (Amended 211). The Twenty-Seventh Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 2.95% Collateral Mortgage Bonds due 2026; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 2.95% Senior Notes due 2026 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 2.95% Collateral Mortgage Bonds due 2026 on behalf of the holders of the 2.95% Senior Notes due 2026 and the Trustee shall, upon written request of the Company, deliver to the Company the 2.95% Collateral Mortgage Bonds due 2026, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 2.95% Collateral Mortgage Bonds due 2026 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

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(b) Following any partial payment, redemption or retirement of the 2.95% Senior Notes due 2026, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the 2.95% Senior Notes due 2026 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 2.95% Collateral Mortgage Bonds due 2026 then held by the Trustee to the Mortgage Bond Trustee in exchange for 2.95% Collateral Mortgage Bonds due 2026 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 1207    The Twenty-Seventh Supplemental Indenture (Amended 212). The Twenty-Seventh Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 2.95% Senior Notes due 2026 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 2.95% Senior Notes due 2026, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 1208    The Twenty-Seventh Supplemental Indenture (Amended 213). The Twenty-Seventh Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 2.95% Collateral Mortgage Bonds due 2026. The Company shall cause all of the 2.95% Collateral Mortgage Bonds due 2026 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 2.95% Collateral Mortgage Bonds due 2026.”

Section 1209    Bond Exchange. The Company desires to exchange the original Global Bond representing the 2.95% Senior Notes due 2026, dated March 1, 2016 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-13 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 2.95% Senior Notes due 2026”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 2.95% Senior Notes due 2026 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 2.95% Senior Notes due 2026 representing the 2.95% Senior Notes due 2026 in the aggregate principal amount of $600,000,000. Upon receipt

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of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 2.95% Senior Notes due 2026 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

ARTICLE THIRTEEN

AMENDMENT OF THE TWENTY-EIGHTH SUPPLEMENTAL INDENTURE AND THE 4.00% SENIOR NOTES DUE 2046

Section 1301    Exhibit B of the Twenty-Eighth Supplemental Indenture. Exhibit B of the Twenty-Eighth Supplemental Indenture is hereby replaced with Exhibit A-14 to this Thirtieth Supplemental Indenture.

Section 1302    The Twenty-Eighth Supplemental Indenture. The Twenty-Eighth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Eighth Supplemental Indenture” and “4.00% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“4.00% Senior Notes” is replaced with “4.00% Senior Notes due 2046”.

“Twenty-Eighth Supplemental Indenture” means this Twenty-Eighth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of December 1, 2016, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 1303    Section 307 of the Twenty-Eighth Supplemental Indenture. Section 307 of the Twenty-Eighth Supplemental Indenture is hereby amended and restated as follows:

“Section 307    Global Securities; Appointment of Depositary for Global Securities.

The 4.00% Senior Notes due 2046 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 4.00% Senior Notes due 2046 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 4.00% Senior Notes due 2046 from time to time endorsed thereon and that the aggregate principal amount of 4.00% Senior Notes due 2046 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 4.00% Senior Notes due 2046 represented thereby shall

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be reflected by the Trustee on Schedule B attached to the 4.00% Senior Notes due 2046 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 4.00% Senior Notes due 2046, and the 4.00% Senior Notes due 2046 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.”

Section 1304    The Twenty-Eighth Supplemental Indenture (Amended 309). The Twenty-Eighth Supplemental Indenture is hereby amended by the addition of Section 309 thereto, to read as follows:

“Section 309    Collateral Security for the 4.00% Senior Notes due 2046.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 4.00% Senior Notes due 2046, the Company shall issue and deliver the 4.00% First Mortgage Bond, Collateral Series due 2046 (the “4.00% Collateral Mortgage Bonds due 2046”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 4.00% Collateral Mortgage Bonds due 2046 will be applied to satisfy any obligations under the 4.00% Senior Notes due 2046 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 4.00% Collateral Mortgage Bonds due 2046 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 4.00% Collateral Mortgage Bonds due 2046 in the aggregate principal amount of $600,000,000 and (B) the Company has delivered the 4.00% Collateral Mortgage Bonds due 2046 to the Trustee in the aggregate principal amount of $600,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 4.00% Collateral Mortgage Bonds due 2046, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 4.00% Collateral Mortgage Bonds due 2046, subject to no prior Lien (as defined in the Mortgage Indenture)

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to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

(b)    The 4.00% Collateral Mortgage Bonds due 2046 shall be fully registered in the name of the Trustee. Until the 4.00% Collateral Mortgage Bonds due 2046 are released in accordance with Section 311 of this Twenty-Eighth Supplemental Indenture, the Trustee shall hold the 4.00% Collateral Mortgage Bonds due 2046 in trust for the benefit of the Holders from time to time of the 4.00% Senior Notes due 2046 as security for any and all obligations of the Company with respect to the 4.00% Senior Notes due 2046, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 4.00% Senior Notes due 2046 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.00% Senior Notes due 2046, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 4.00% Senior Notes due 2046, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 4.00% Senior Notes due 2046.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 4.00% Collateral Mortgage Bonds due 2046 delivered to the Trustee.”

Section 1305    The Twenty-Eighth Supplemental Indenture (Amended 310). The Twenty-Eighth Supplemental Indenture is hereby amended by the addition of Section 310 thereto, to read as follows:

“Section 310    Actions with Respect to 4.00% Collateral Mortgage Bonds due 2046.

(a)    Except for the safe custody of any 4.00% Collateral Mortgage Bonds due 2046 in its possession and the accounting for moneys actually received by it with respect to the 4.00% Collateral Mortgage Bonds due 2046, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 4.00% Collateral Mortgage Bonds due 2046 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 4.00% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 4.00% Collateral Mortgage Bonds due 2046. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 4.00% Collateral Mortgage Bonds due 2046 or the Mortgage Indenture or that, in the opinion of the Trustee,

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otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture, including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 4.00% Senior Notes due 2046, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 4.00% Collateral Mortgage Bonds due 2046, in which case such direction must be from holders of such greater percentage in principal amount of the 4.00% Senior Notes due 2046.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 4.00% Senior Notes due 2046 is required with respect to the 4.00% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 4.00% Collateral Mortgage Bonds due 2046, it shall promptly transmit such notices to the holders of the 4.00% Senior Notes due 2046 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 4.00% Senior Notes due 2046, by holding such 4.00% Senior Notes due 2046 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 4.00% Collateral Mortgage Bonds due 2046, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 4.00% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 4.00% Senior Notes due 2046 and the 4.00% Senior Notes due 2046 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 4.00% Senior Notes due 2046, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 4.00% Collateral Mortgage Bonds due 2046.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 4.00% Senior Notes due 2046, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 4.00% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 4.00% Senior Note due 2046, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 4.00% Collateral Mortgage Bonds due 2046 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 4.00% Collateral Mortgage Bonds due 2046, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 4.00% Collateral Mortgage Bonds due 2046, (iii) reducing the rate or extending the time of payment of interest on the 4.00% Collateral Mortgage Bonds due 2046, or reducing the principal amount of the 4.00% Collateral Mortgage Bonds due 2046, or (iv) limiting the right of the Trustee (as the holder of the 4.00% Collateral Mortgage Bonds due 2046) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 4.00% Collateral Mortgage Bonds due 2046 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 1306    The Twenty-Eighth Supplemental Indenture (Amended 311). The Twenty-Eighth Supplemental Indenture is hereby amended by the addition of Section 311 thereto, to read as follows:

“Section 311    Release of Liens in Respect of 4.00% Collateral Mortgage Bonds due 2046; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 4.00% Senior Notes due 2046 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 4.00% Collateral Mortgage Bonds due 2046 on behalf of the holders of the 4.00% Senior Notes due 2046 and the Trustee shall, upon written request of the Company, deliver to the Company the 4.00% Collateral Mortgage Bonds due 2046, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 4.00% Collateral Mortgage Bonds due 2046 delivered to the Company in accordance with this Section 311 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 4.00% Senior Notes due 2046, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the

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4.00% Senior Notes due 2046 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 4.00% Collateral Mortgage Bonds due 2046 then held by the Trustee to the Mortgage Bond Trustee in exchange for 4.00% Collateral Mortgage Bonds due 2046 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 1307    The Twenty-Eighth Supplemental Indenture (Amended 312). The Twenty-Eighth Supplemental Indenture is hereby amended by the addition of Section 312 thereto, to read as follows:

“Section 312    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 4.00% Senior Notes due 2046 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 4.00% Senior Notes due 2046, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 1308    The Twenty-Eighth Supplemental Indenture (Amended 313). The Twenty-Eighth Supplemental Indenture is hereby amended by the addition of Section 313 thereto, to read as follows:

“Section 313    No Transfer of 4.00% Collateral Mortgage Bonds due 2046. The Company shall cause all of the 4.00% Collateral Mortgage Bonds due 2046 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 4.00% Collateral Mortgage Bonds due 2046.”

Section 1309    Bond Exchange. The Company desires to exchange the original Global Bonds representing the 4.00% Senior Notes due 2046, originally dated December 1, 2016 and subsequently dated March 10, 2017 (the “Original Global Bonds”) for the amended and restated Global Bonds set forth in Exhibit A-14 hereto (which are hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 4.00% Senior Notes due 2046”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 4.00% Senior Notes due 2046 and the cancellation of the Original Global Bonds, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 4.00% Senior Notes due 2046 representing the 4.00% Senior Notes due 2046 in the aggregate principal amount of $600,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 4.00% Senior Notes due 2046 to be exchanged for the Original Global Bonds, cancel the Original Global Bonds and deliver the cancelled Original Global Bonds to the Company in accordance with the instructions set forth in the Company Request.

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ARTICLE FOURTEEN

AMENDMENT OF THE TWENTY-NINTH SUPPLEMENTAL INDENTURE AND THE 3.30% SENIOR NOTES DUE 2027

Section 1401    Exhibit A of the Twenty-Ninth Supplemental Indenture. Exhibit A of the Twenty-Ninth Supplemental Indenture is hereby replaced with Exhibit A-15 to this Thirtieth Supplemental Indenture.

Section 1402    The Twenty-Ninth Supplemental Indenture. The Twenty-Ninth Supplemental Indenture is hereby amended by amending and restating the defined terms “Indenture,” “Twenty-Ninth Supplemental Indenture” and “3.30% Senior Notes” as follows:

“Indenture” means the Base Indenture, as amended and/or supplemented from time to time.

“3.30% Senior Notes” is replaced with “3.30% Senior Notes due 2027”.

“Twenty-Ninth Supplemental Indenture” means this Twenty-Ninth Supplemental Indenture between the Company and The Bank of New York Mellon Trust Company, N.A. (as predecessor trustee), dated as of March 10, 2017, as amended by the Thirtieth Supplemental Indenture by and between the Company and the Trustee, dated as of July 1, 2020, as may be further amended and or supplemented from time to time.

Section 1403    Section 207 of the Twenty-Ninth Supplemental Indenture. Section 207 of the Twenty-Ninth Supplemental Indenture is hereby amended and restated as follows:

“Section 207    Global Securities; Appointment of Depositary for Global Securities.

The 3.30% Senior Notes due 2027 shall be issued in the form of one or more permanent Global Bonds as provided in Section 3.13 of the Indenture and deposited with, or on behalf of, the Depositary, or with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee.

Each Global Bond shall represent such of the 3.30% Senior Notes due 2027 as shall be specified therein and shall each provide that it shall represent the aggregate principal amount of 3.30% Senior Notes due 2027 from time to time endorsed thereon and that the aggregate principal amount of 3.30% Senior Notes due 2027 represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Bond to reflect the amount, or any increase or decrease in the aggregate principal amount, of 3.30% Senior Notes due 2027 represented thereby shall be reflected by the Trustee on Schedule B attached to the 3.30% Senior Notes due 2027 and made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Global Bond.

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The Company hereby initially appoints The Depository Trust Company (“DTC”) to act as the Depositary with respect to all 3.30% Senior Notes due 2027, and the 3.30% Senior Notes due 2027 shall initially be registered in the name of Cede & Co., as the nominee of DTC.

The Company and DTC have executed a Blanket Letter of Representations, and the Trustee is hereby authorized, in connection with any successor nominee for DTC or any successor Depositary, to enter into appropriate or comparable arrangements, if necessary, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under the Indenture.

Section 1404    The Twenty-Ninth Supplemental Indenture (Amended 209). The Twenty-Ninth Supplemental Indenture is hereby amended by the addition of Section 209 thereto, to read as follows:

“Section 209    Collateral Security for the 3.30% Senior Notes due 2027.

(a)    For the purpose of providing collateral security for the obligations of the Company with respect to the 3.30% Senior Notes due 2027, the Company shall issue and deliver the 3.30% First Mortgage Bond, Collateral Series due 2027 (the “3.30% Collateral Mortgage Bonds due 2027”) to the Trustee pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 (the “Second Supplemental Mortgage Indenture”) to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Mortgage Bond Trustee”) (such Indenture of Mortgage, as previously and hereinafter supplemented, (including by the Second Supplemental Mortgage Indenture) is hereinafter referred to as the “Mortgage Indenture”). For the avoidance of doubt, any amounts received by the Trustee with respect to the 3.30% Collateral Mortgage Bonds due 2027 will be applied to satisfy any obligations under the 3.30% Senior Notes due 2027 in accordance with the Indenture and not any other Bonds outstanding under the Indenture. In connection with the delivery of the 3.30% Collateral Mortgage Bonds due 2027 to the Trustee, the Company shall (i) deliver to the Trustee an Officer’s Certificate stating that (A) the Company has duly executed and the Mortgage Bond Trustee has duly authenticated the 3.30% Collateral Mortgage Bonds due 2027 in the aggregate principal amount of $400,000,000 and (B) the Company has delivered the 3.30% Collateral Mortgage Bonds due 2027 to the Trustee in the aggregate principal amount of $400,000,000, (ii) provide to the Trustee (or permit the Trustee to rely upon) an Opinion of Counsel, satisfactory in form and substance to the Trustee, regarding the due execution, delivery, issuance, validity and enforceability of the 3.30% Collateral Mortgage Bonds due 2027, and that the Mortgage Indenture creates a valid and enforceable lien on the Property Additions (as defined in the Mortgage Indenture) made the subject of the 3.30% Collateral Mortgage Bonds due 2027, subject to no prior Lien (as defined in the Mortgage Indenture) to the knowledge of such counsel, except for Permitted Liens (as defined in the Mortgage Indenture), and (iii) deliver to the Trustee a copy of the Mortgage Indenture, including the Second Supplemental Mortgage Indenture, certified by the Secretary or an Assistant Secretary of the Company.

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(b)    The 3.30% Collateral Mortgage Bonds due 2027 shall be fully registered in the name of the Trustee. Until the 3.30% Collateral Mortgage Bonds due 2027 are released in accordance with Section 211 of this Twenty-Ninth Supplemental Indenture, the Trustee shall hold the 3.30% Collateral Mortgage Bonds due 2027 in trust for the benefit of the Holders from time to time of the 3.30% Senior Notes due 2027 as security for any and all obligations of the Company with respect to the 3.30% Senior Notes due 2027, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the 3.30% Senior Notes due 2027 when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.30% Senior Notes due 2027, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the 3.30% Senior Notes due 2027, when and as the same shall become due and payable in accordance with the terms and provisions of the Indenture or the 3.30% Senior Notes due 2027.

(c)    The Company acknowledges and agrees that, solely for administrative purposes, the Trustee will establish an account in the name of the Company for the custody and safekeeping of 3.30% Collateral Mortgage Bonds due 2027 delivered to the Trustee.”

Section 1405    The Twenty-Ninth Supplemental Indenture (Amended 210). The Twenty-Ninth Supplemental Indenture is hereby amended by the addition of Section 210 thereto, to read as follows:

“Section 210    Actions with Respect to 3.30% Collateral Mortgage Bonds due 2027.

(a)    Except for the safe custody of any 3.30% Collateral Mortgage Bonds due 2027 in its possession and the accounting for moneys actually received by it with respect to the 3.30% Collateral Mortgage Bonds due 2027, the Trustee shall have no duty to act, consent or request any action of any Person in connection with the 3.30% Collateral Mortgage Bonds due 2027 unless the Trustee shall have received (i) written direction from the holders of at least a majority in aggregate principal amount of the Bonds then outstanding voting as a single class and (ii) indemnity or security satisfactory to it against any liabilities that may be incurred by it in connection therewith; provided, however, that in no event shall the Trustee have any duty to attend meetings of bondholders under the Mortgage Indenture, or to ascertain or take action with respect to voting, consents, waivers, amendments or any other matters relative to the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture. The Trustee shall have no duty to ascertain or inquire into or verify the performance or observance of any covenants, conditions or agreements on the part of the Company or the Mortgage Bond Trustee with respect to the 3.30% Collateral Mortgage Bonds due 2027. The Trustee will not be required to take any action that is contrary to applicable law or any provision of the Indenture, the 3.30% Collateral Mortgage Bonds due 2027 or the Mortgage Indenture or that, in the opinion of the Trustee, otherwise subjects it to liability; provided, however, that, subject to the foregoing limitations and any other protections that the Trustee may have under the Indenture,

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including without limitation its right to indemnification for actions taken at the direction of the holders, the Trustee shall vote or give any such consent or instruction as it may be directed to do so by the holders of a majority in principal amount of the 3.30% Senior Notes due 2027, unless the vote or consent is with respect to matters which under the Mortgage Indenture require the vote or consent of the holders of a greater percentage in principal amount of the 3.30% Collateral Mortgage Bonds due 2027, in which case such direction must be from holders of such greater percentage in principal amount of the 3.30% Senior Notes due 2027.

(b)    To the extent that any consent or instruction from the Trustee and/or the holders of the 3.30% Senior Notes due 2027 is required with respect to the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture, the Trustee shall not have any duty or obligation to determine whether such consent or instruction is required nor any duty or obligation to give or otherwise solicit such consent or instructions; provided, however, that if the Trustee receives any written notices with respect to the 3.30% Collateral Mortgage Bonds due 2027, it shall promptly transmit such notices to the holders of the 3.30% Senior Notes due 2027 in accordance with the Indenture.

(c)    It is expressly understood and agreed by the Company (and, with respect to any holder of 3.30% Senior Notes due 2027, by holding such 3.30% Senior Notes due 2027 such holder shall be deemed to have agreed) that the Trustee shall not be responsible for any recital, statement, representation, or warranty (whether written or oral) made by any Person in or in connection with the Indenture or the Mortgage Indenture or any certificate or other document referred to or provided for in, or received by it under, the Indenture or the Mortgage Indenture (other than those statements, representations or warranties that are expressly made by the Trustee, if any), or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of the 3.30% Collateral Mortgage Bonds due 2027, the Mortgage Indenture, or any other document referred to or provided for therein or for any failure by the Company, the Mortgage Bond Trustee or any other Person to perform any of its obligations hereunder or thereunder.

(d)    Whether or not expressly provided herein, the rights, privileges, protections, immunities, indemnities and benefits given to the Trustee pursuant to the Indenture shall apply to any action taken by the Trustee in accordance with the terms of the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture.

(e)    If an Event of Default under the Indenture occurs and is continuing with respect to the 3.30% Senior Notes due 2027 and the 3.30% Senior Notes due 2027 have been accelerated as a consequence of such Event of Default, the Trustee may and, subject to Section 9.02 of the Indenture, upon receipt of written instructions of holders of not less than a majority in principal amount of the 3.30% Senior Notes due 2027, and receipt of indemnity or security to its satisfaction, shall exercise such other rights as it shall possess under the Mortgage Indenture as a holder of the 3.30% Collateral Mortgage Bonds due 2027.

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(f)    With the written consent of the holders of a majority in aggregate principal amount of the outstanding 3.30% Senior Notes due 2027, the Trustee may consent to modifications, amendments, or supplements to (or provide waivers in respect of) the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture; provided, however, that without the written consent of each holder of a 3.30% Senior Note due 2027, the Trustee shall not consent to any modification, amendment or supplement to (or provide waivers in respect of) the 3.30% Collateral Mortgage Bonds due 2027 and/or the Mortgage Indenture that have the effect of (A) (i) extending the fixed maturity of the 3.30% Collateral Mortgage Bonds due 2027, (ii) changing any terms of any sinking fund or analogous fund or conversion rights with respect to the 3.30% Collateral Mortgage Bonds due 2027, (iii) reducing the rate or extending the time of payment of interest on the 3.30% Collateral Mortgage Bonds due 2027, or reducing the principal amount of the 3.30% Collateral Mortgage Bonds due 2027, or (iv) limiting the right of the Trustee (as the holder of the 3.30% Collateral Mortgage Bonds due 2027) to institute suit for the enforcement of payment of principal of or premium, if any, or interest on the 3.30% Collateral Mortgage Bonds due 2027 in accordance with the terms thereof, or (B) reducing the percentage of Bonds (as defined in the Mortgage Indenture), the holders of which are required to consent to any such supplement, amendment and/or waiver, or (C) permitting the creation by the Company of any Senior Lien (as such term is defined in the Mortgage Indenture) in accordance with the Mortgage Indenture.”

Section 1406    The Twenty-Ninth Supplemental Indenture (Amended 211). The Twenty-Ninth Supplemental Indenture is hereby amended by the addition of Section 211 thereto, to read as follows:

“Section 211    Release of Liens in Respect of 3.30% Collateral Mortgage Bonds due 2027; Change of Amounts.

(a) Upon Company Request and the Trustee’s receipt of an Officer’s Certificate and an Opinion of Counsel from the Company certifying that all conditions to the satisfaction and discharge of the Indenture with respect to the 3.30% Senior Notes due 2027 (but, for avoidance of doubt, not any other series of Bonds then outstanding under the Indenture) in accordance with Section 8.02 of the Base Indenture have been satisfied, the Trustee shall be deemed not to hold a lien on the 3.30% Collateral Mortgage Bonds due 2027 on behalf of the holders of the 3.30% Senior Notes due 2027 and the Trustee shall, upon written request of the Company, deliver to the Company the 3.30% Collateral Mortgage Bonds due 2027, together with such appropriate instruments of transfer or release (in form and substance reasonably satisfactory to the Trustee) as may be reasonably requested by the Company (and at the expense of the Company) to release such lien. All the 3.30% Collateral Mortgage Bonds due 2027 delivered to the Company in accordance with this Section 211 shall be delivered by the Company to the Mortgage Bond Trustee for cancellation.

(b) Following any partial payment, redemption or retirement of the 3.30% Senior Notes due 2027, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment, redemption or retirement and the principal amount of the

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3.30% Senior Notes due 2027 outstanding following such change in aggregate principal amount and directing the Trustee to deliver the 3.30% Collateral Mortgage Bonds due 2027 then held by the Trustee to the Mortgage Bond Trustee in exchange for 3.30% Collateral Mortgage Bonds due 2027 in a principal amount equal to the current outstanding aggregate principal amount so certified in the Officer’s Certificate.”

Section 1407    The Twenty-Ninth Supplemental Indenture (Amended 212). The Twenty-Ninth Supplemental Indenture is hereby amended by the addition of Section 212 thereto, to read as follows:

“Section 212    Delivery of Non-Payment Notice to Mortgage Bond Trustee. If payment of the principal of, premium, if any, or interest on the 3.30% Senior Notes due 2027 has not been fully paid, deemed to have been paid or otherwise satisfied and discharged when due, the Trustee, acting at the written direction of Holders of a majority in aggregate principal amount of the outstanding 3.30% Senior Notes due 2027, shall deliver a written notice to the Mortgage Bond Trustee stating the amount of such non-payment and that such payment remains unpaid on the date of such notice (which notice shall be given by the Trustee within five Business Days of such direction; provided, however, that failure by the Trustee to give such notice shall not affect in any way the Company’s obligation to pay such amount).”

Section 1408    The Twenty-Ninth Supplemental Indenture (Amended 213). The Twenty-Ninth Supplemental Indenture is hereby amended by the addition of Section 213 thereto, to read as follows:

“Section 213    No Transfer of 3.30% Collateral Mortgage Bonds due 2027. The Company shall cause all of the 3.30% Collateral Mortgage Bonds due 2027 to be issued and registered in the name of the Trustee. Except (i) as otherwise permitted by the Indenture or (ii) in connection with an assignment to a successor trustee in accordance with the Indenture, the Trustee shall not sell, assign or transfer the 3.30% Collateral Mortgage Bonds due 2027.”

Section 1409    Bond Exchange. The Company desires to exchange the original Global Bond representing the 3.30% Senior Notes due 2027, dated March 10, 2017 (the “Original Global Bond”) for the amended and restated Global Bond set forth in Exhibit A-15 hereto (which is hereby incorporated herein and made a part hereof) (the “Amended and Restated Global 3.30% Senior Notes due 2027”) incorporating the amendments effected by this Thirtieth Supplemental Indenture in accordance with Section 13.06 of the Base Indenture. In connection therewith, the Company has delivered to the Trustee (i) a Company Request for the authentication and delivery of the Amended and Restated Global 3.30% Senior Notes due 2027 and the cancellation of the Original Global Bond, along with an Officer’s Certificate and Opinion of Counsel required by the Indenture, and (ii) the Amended and Restated Global 3.30% Senior Notes due 2027 representing the 3.30% Senior Notes due 2027 in the aggregate principal amount of $400,000,000. Upon receipt of the deliverables required by the Indenture, the Trustee shall authenticate the Amended and Restated Global 3.30% Senior Notes due 2027 to be exchanged for the Original Global Bond, cancel the Original Global Bond and deliver the cancelled Original Global Bond to the Company in accordance with the instructions set forth in the Company Request.

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ARTICLE FIFTEEN

PAYING AGENT, TRANSFER AGENT AND BOND REGISTRAR

Section 1501    Paying Agent, Transfer Agent and Bond Registrar.

The Trustee is hereby appointed as successor Paying Agent, transfer agent and Bond Registrar for the Secured Bonds. Place of Payment of the Secured Bonds shall be the Corporate Trust Office of the Trustee.

ARTICLE SIXTEEN

MISCELLANEOUS PROVISIONS

Section 1601    Concerning the Trustee.

In acting under and by virtue of this Thirtieth Supplemental Indenture, the Trustee shall have all of the rights, protections, privileges, indemnities and immunities given to it in the Base Indenture. The Trustee shall have no responsibility for the validity or sufficiency of this Thirtieth Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

Section 1602    Application of Thirtieth Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Thirtieth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Indenture shall apply only to the Secured Bonds and not to any other series of Bonds established under the Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Thirtieth Supplemental Indenture, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 1603    Effective Date of Thirtieth Supplemental Indenture.

This Thirtieth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

Section 1604    Governing Law.

The laws of the State of California shall govern this Thirtieth Supplemental Indenture and the Secured Bonds, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

94

Section 1605    Counterparts.

This Thirtieth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Thirtieth Supplemental Indenture by one party to the other may be made by facsimile, electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

95

IN WITNESS WHEREOF, the parties hereto have caused this Thirtieth Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY, as Issuer

By:	/s/ Margaret K. Becker

Name:	Margaret K. Becker

Title:	Senior Director and Treasurer

BOKF, N.A., as Trustee

By:	/s/ George F. Kubin

Name:	George F. Kubin

Title:	Senior Vice President

Signature Page to Thirtieth Supplemental Indenture

96

EXHIBIT A-1

FORM OF AMENDED AND RESTATED 4.50% SENIOR NOTE DUE 2041

[IF THIS SECURITY IS TO BE A GLOBAL BOND -] THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $250,000,000	ORIGINAL ISSUE DATE: December 1, 2011	INTEREST RATE: 4.50% per annum

MATURITY DATE: December 15, 2041	INTEREST PAYMENT DATES: June 15 and December 15, commencing June 15, 2012	THIS SENIOR NOTE IS A: X Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER:

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.50% SENIOR NOTES DUE DECEMBER 15, 2041

(Fixed Rate)

No. R-1 CUSIP No: 694308 GY7	Principal Amount: $250,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.50% Senior Note due December 15, 2041 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 15, 2012 at the rate of 4.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.50% Senior Note due December 15, 2041 (this “Senior Note,” and together with all other 4.50% Senior Notes due December 15, 2041, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from December 1, 2011 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:

Name:

Title:

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Thirty-Fifth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.50% Senior Note due December 15, 2041

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Sixteenth Supplemental Indenture, dated as of December 1, 2011, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the thirty-fifth series designated as the 4.50% Senior Notes due December 15, 2041 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.50% Collateral Mortgage Bonds due 2041”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.50% Collateral Mortgage Bonds due 2041, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to June 15, 2041 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 25 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after June 15, 2041, at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and

provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)
Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-2

FORM OF AMENDED AND RESTATED 4.45% SENIOR NOTES DUE 2042

[IF THIS SECURITY IS TO BE A GLOBAL BOND -] THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $400,000,000	ORIGINAL ISSUE DATE: April 16, 2012	INTEREST RATE: 4.45% per annum

MATURITY DATE: April 15, 2042	INTEREST PAYMENT DATES: April 15 and October 15, commencing October 15, 2012	THIS SENIOR NOTE IS A: X Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER:

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.45% SENIOR NOTES DUE APRIL 15, 2042

(Fixed Rate)

No. R-	Principal Amount: $400,000,000

CUSIP No: 694308 GZ4

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.45% Senior Note due April 15, 2042 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing October 15, 2012 at the rate of 4.45% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.45% Senior Note due April 15, 2042 (this “Senior Note,” and together with all other 4.45% Senior Notes due April 15, 2042, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from April 16, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Thirty-Sixth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.45% Senior Note due April 15, 2042

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Seventeenth Supplemental Indenture, dated as of April 16, 2012, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the thirty-sixth series designated as the 4.45% Senior Notes due April 15, 2042 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.45% Collateral Mortgage Bonds due 2042”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.45% Collateral Mortgage Bonds due 2042, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to October 15, 2041 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after October 15, 2041 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-3

FORM OF AMENDED AND RESTATED 3.75% SENIOR NOTES

DUE AUGUST 15, 2042

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $350,000,000	ORIGINAL ISSUE DATE: August 16, 2012	INTEREST RATE: 3.75% per annum

MATURITY DATE: August 15, 2042	INTEREST PAYMENT DATES: February 15 and August 15, commencing February 15, 2013	THIS SENIOR NOTE IS A: ☐ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.75% SENIOR NOTES DUE AUGUST 15, 2042

(Fixed Rate)

No. R-1 CUSIP No: 694308 HA8	Principal Amount: $350,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.75% Senior Note due August 15, 2042 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing February 15, 2013 at the rate of 3.75% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.75% Senior Note due August 15, 2042 (this “Senior Note,” and together with all other 3.75% Senior Notes due August 15, 2042, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from August 16, 2012 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Thirty-Eighth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.75% Senior Note due August 15, 2042

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Eighteenth Supplemental Indenture, dated as of August 16, 2012, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the thirty-eighth series designated as the 3.75% Senior Notes due August 15, 2042 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.75% Collateral Mortgage Bonds due 2042”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.75% Collateral Mortgage Bonds due 2042, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to February 15, 2042 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after February 15, 2042 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-4

FORM OF AMENDED AND RESTATED 3.25% SENIOR NOTES DUE JUNE 15, 2023

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $375,000,000	ORIGINAL ISSUE DATE: June 14, 2013	INTEREST RATE: 3.25% per annum
MATURITY DATE: June 15, 2023	INTEREST PAYMENT DATES: June 15 and December 15, commencing December 15, 2013	THIS SENIOR NOTE IS A: X Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.25% SENIOR NOTES DUE JUNE 15, 2023

(Fixed Rate)

No. R-1	Principal Amount: $375,000,000
CUSIP No: 694308 HC4

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.25% Senior Note due June 15, 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2013 at the rate of 3.25% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.25% Senior Note due June 15, 2023 (this “Senior Note,” and together with all other 3.25% Senior Notes due June 15, 2023, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from June 14, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:

Name:

Title:

By:

Name:

Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Thirty-Ninth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:

Authorized Signatory

Reverse of Amended and Restated 3.25% Senior Note due June 15, 2023

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Nineteenth Supplemental Indenture, dated as of June 14, 2013, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the thirty-ninth series designated as the 3.25% Senior Notes due June 15, 2023 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.25% Collateral Mortgage Bonds due 2023”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.25% Collateral Mortgage Bonds due 2023, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to March 15, 2023 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after March 15, 2023 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-5

FORM OF AMENDED AND RESTATED 4.60% SENIOR NOTES DUE JUNE 15, 2043

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $375,000,000	ORIGINAL ISSUE DATE: June 14, 2013	INTEREST RATE: 4.60% per annum
MATURITY DATE: June 15, 2043	INTEREST PAYMENT DATES: June 15 and December 15, commencing December 15, 2013	THIS SENIOR NOTE IS A: X Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.60% SENIOR NOTES DUE JUNE 15, 2043

(Fixed Rate)

No. R-1	Principal Amount: $375,000,000
CUSIP No: 694308 HD2

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.60% Senior Note due June 15, 2043 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2013 at the rate of 4.60% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.60% Senior Note due June 15, 2043 (this “Senior Note,” and together with all other 4.60% Senior Notes due June 15, 2043, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from June 14, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Fortieth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.60% Senior Note due June 15, 2043

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Nineteenth Supplemental Indenture, dated as of June 14, 2013, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the fortieth series designated as the 4.60% Senior Notes due June 15, 2043 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.60% Collateral Mortgage Bonds due 2043”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.60% Collateral Mortgage Bonds due 2043, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to December 15, 2042 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after December 15, 2042 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 30 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-6

FORM OF AMENDED AND RESTATED 3.85% SENIOR NOTES

DUE NOVEMBER 15, 2023

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $300,000,000	ORIGINAL ISSUE DATE: November 12, 2013	INTEREST RATE: 3.85% per annum

MATURITY DATE: November 15, 2023	INTEREST PAYMENT DATES: May 15 and November 15, commencing May 15, 2014	THIS SENIOR NOTE IS A: X Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.85% SENIOR NOTES DUE NOVEMBER 15, 2023

(Fixed Rate)

No. R-1	Principal Amount: $300,000,000
CUSIP No: 694308 HE0

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.85% Senior Note due November 15, 2023 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing May 15, 2014 at the rate of 3.85% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.85% Senior Note due November 15, 2023 (this “Senior Note,” and together with all other 3.85% Senior Notes due November 15, 2023, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 12, 2013 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-First Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.85% Senior Note due November 15, 2023

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twentieth Supplemental Indenture, dated as of November 12, 2013, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-first series designated as the 3.85% Senior Notes due November 15, 2023 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.85% Collateral Mortgage Bonds due 2023”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.85% Collateral Mortgage Bonds due 2023, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to August 15, 2023 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after August 15, 2023 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your

signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification
No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-7

FORM OF AMENDED AND RESTATED 3.75% SENIOR NOTES

DUE FEBRUARY 15, 2024

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $450,000,000	ORIGINAL ISSUE DATE: February 21, 2014	INTEREST RATE: 3.75% per annum
MATURITY DATE: February 15, 2024	INTEREST PAYMENT DATES: February 15 and August 15, commencing August 15, 2014	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.75% SENIOR NOTES DUE FEBRUARY 15, 2024

(Fixed Rate)

No. R-2 CUSIP No: 694308 HG5	Principal Amount: $450,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.75% Senior Note due February 15, 2024 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2014 at the rate of 3.75% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.75% Senior Note due February 15, 2024 (this “Senior Note,” and together with all other 3.75% Senior Notes due February 15, 2024, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from February 21, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name: Title:

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Third Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.75% Senior Note due February 15, 2024

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-First Supplemental Indenture, dated as of February 21, 2014, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-third series designated as the 3.75% Senior Notes due February 15, 2024 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.75% Collateral Mortgage Bonds due 2024”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.75% Collateral Mortgage Bonds due 2024, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to November 15, 2023 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after November 15, 2023 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                                                    to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-8

FORM OF AMENDED AND RESTATED 4.75% SENIOR NOTES

DUE FEBRUARY 15, 2044

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $450,000,000	ORIGINAL ISSUE DATE: February 21, 2014	INTEREST RATE: 4.75% per annum
MATURITY DATE: February 15, 2044	INTEREST PAYMENT DATES: February 15 and August 15, commencing August 15, 2014	THIS SENIOR NOTE IS A: ☐ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.75% SENIOR NOTES DUE FEBRUARY 15, 2044

(Fixed Rate)

No. R-2 CUSIP No: 694308 HH3	Principal Amount: $450,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.75% Senior Note due February 15, 2044 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing August 15, 2014 at the rate of 4.75% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.75% Senior Note due February 15, 2044 (this “Senior Note,” and together with all other 4.75% Senior Notes due February 15, 2044, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from February 21, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name: Title:

By:
Name: Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Fourth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.75% Senior Note due February 15, 2044

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented a Twenty-First Supplemental Indenture, dated as of February 21, 2014, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-fourth series designated as the 4.75% Senior Notes due February 15, 2044 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.75% Collateral Mortgage Bonds due 2044”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.75% Collateral Mortgage Bonds due 2044, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to August 15, 2043 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after August 15, 2043 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF AMENDED AND RESTATED 4.75% SENIOR NOTES

DUE FEBRUARY 15, 2044

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT :		INTEREST RATE: 4.75%
	ORIGINAL ISSUE DATE:	per annum
$225,000,000	August 18, 2014

MATURITY DATE:	INTEREST PAYMENT
	DATES:	THIS SENIOR NOTE IS A:

February 15, 2044	February 15 and August 15,
	commencing	☐ Global Book-Entry Bond
	February 15, 2015	☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.75% SENIOR NOTES DUE FEBRUARY 15, 2044

(Fixed Rate)

No. R-2	Principal Amount: $225,000,000
CUSIP No: 694308 HH3

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.75% Senior Note due February 15, 2044 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing February 15, 2015 at the rate of 4.75% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.75% Senior Note due February 15, 2044 (this “Senior Note,” and together with all other 4.75% Senior Notes due February 15, 2044, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from August 15, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Fourth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.75% Senior Note due February 15, 2044

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-First Supplemental Indenture dated as of February 21, 2014, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-fourth series designated as the 4.75% Senior Notes due February 15, 2044 established by the Company under the Indenture and initially issued in an aggregate principal amount of $450,000,000 on February 21, 2014. As a result of the further issuance of $225,000,000 aggregate principal amount of Bonds of the forty-fourth series on August 18, 2014, the issued amount of Bonds of such series now totals $675,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.75% Collateral Mortgage Bonds due 2044”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.75% Collateral Mortgage Bonds due 2044, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to August 15, 2043 at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after August 15, 2043 at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-9

FORM OF AMENDED AND RESTATED 3.40% SENIOR NOTES

DUE AUGUST 15, 2024

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT:	ORIGINAL ISSUE DATE:	INTEREST RATE: 3.40% per annum
$350,000,000	August 18, 2014

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A:

August 15, 2024	February 15 and August 15, commencing	☒ Global Book-Entry Bond
	February 15, 2015	☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.40% SENIOR NOTES DUE AUGUST 15, 2024

(Fixed Rate)

No. R-1	Principal Amount: $350,000,000
CUSIP No: 694308 HK6

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.40% Senior Note due August 15, 2024 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing February 15, 2015 at the rate of 3.40% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.40% Senior Note due August 15, 2024 (this “Senior Note,” and together with all other 3.40% Senior Notes due August 15, 2024, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from August 18, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Sixth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.40% Senior Note due August 15, 2024

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Third Supplemental Indenture, dated as of August 18, 2014, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-sixth series designated as the 3.40% Senior Notes due August 15, 2024 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.40% Collateral Mortgage Bonds due 2024”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.40% Collateral Mortgage Bonds due 2024, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to May 15, 2024 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the 3.40% Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such 3.40% Senior Notes was May 15, 2024 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semiannual basis at the Adjusted Treasury Rate, plus 15 basis points;

plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after May 15, 2024 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the

Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-10

FORM OF AMENDED AND RESTATED 4.30% SENIOR NOTES

DUE MARCH 15, 2045

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $500,000,000	ORIGINAL ISSUE DATE: November 6, 2014	INTEREST RATE: 4.30% per annum

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A:

March 15, 2045	March 15 and September 15, commencing March 15, 2015	☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.30% SENIOR NOTES DUE MARCH 15, 2045

(Fixed Rate)

No. R-1	Principal Amount: $500,000,000
CUSIP No: 694308 HL4

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.30% Senior Note due March 15, 2045 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing March 15, 2015 at the rate of 4.30% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.30% Senior Note due March 15, 2045 (this “Senior Note,” and together with all other 4.30% Senior Notes due March 15, 2045, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 6, 2014 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Seventh Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.30% Senior Note due March 15, 2045

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Fourth Supplemental Indenture, dated as of November 6, 2014 and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-seventh series designated as the 4.30% Senior Notes due March 15, 2045 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.30% Collateral Mortgage Bonds due 2045”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.30% Collateral Mortgage Bonds due 2045, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to September 15, 2044 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was September 15, 2044 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after September 15, 2044 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint
to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF AMENDED AND RESTATED 4.30% SENIOR NOTES

DUE MARCH 15, 2045

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT :	ORIGINAL ISSUE DATE: INTEREST
RATE: 4.30% per annum

$100,000,000	November 6, 2014

MATURITY DATE:	INTEREST PAYMENT DATES: THIS SENIOR
NOTE IS A:

March 15, 2045	March 15 and September 15, commencing 0 Global
Book-Entry Bond

September 15, 2015 ☐ Certificated
Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.30% SENIOR NOTES DUE MARCH 15, 2045

(Fixed Rate)

No. R-2	Principal Amount: $100,000,000
CUSIP No: 694308 HL4

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.30% Senior Note due March 15, 2045 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 15, 2015 at the rate of 4.30% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.30% Senior Note due March 15, 2045 (this “Senior Note,” and together with all other 4.30% Senior Notes due March 15, 2045, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from March 15, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Seventh Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.30% Senior Note due March 15, 2045

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Fourth Supplemental Indenture, dated as of November 6, 2014, and a Twenty-Fifth Supplemental Indenture, dated June 12, 2015 and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-seventh series designated as the 4.30% Senior Notes due March 15, 2045 established by the Company under the Indenture and initially issued in an aggregate principal amount of $500,000,000 on November 6, 2014. As a result of the further issuance of $100,000,000 aggregate principal amount of Bonds of the forty-seventh series on June 12, 2015, the issued amount of Bonds of such series now totals $600,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.30% Collateral Mortgage Bonds due 2045”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.30% Collateral Mortgage Bonds due 2045, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to September 15, 2044 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i)    100% of the principal amount of the Senior Notes to be redeemed; or

(ii)    as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was September 15, 2044 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after September 15, 2044 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond

Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-11

FORM OF AMENDED AND RESTATED 3.50% SENIOR NOTES

DUE JUNE 15, 2025

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $400,000,000	ORIGINAL ISSUE DATE: June 12, 20215	INTEREST RATE: 3.50% per annum

MATURITY DATE: June 15, 20215	INTEREST PAYMENT DATES: June 15 and December 15, commencing December 15, 2015	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.50% SENIOR NOTES DUE JUNE 15, 2025

(Fixed Rate)

No. R-1 CUSIP No: 694308 HM2	Principal Amount: $400,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.50% Senior Note due June 15, 2025 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2015 at the rate of 3.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.50% Senior Note due June 15, 2025 (this “Senior Note,” and together with all other 3.50% Senior Notes due June 15, 2025, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from June 12, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Eighth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.50% Senior Note due June 15, 2025

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Fifth Supplemental Indenture, dated as of June 12, 2015, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-eighth series designated as the 3.50% Senior Notes due June 15, 2025 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.50% Collateral Mortgage Bonds due 2025”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.50% Collateral Mortgage Bonds due 2025, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to March 15, 2025 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i)    100% of the principal amount of the Senior Notes to be redeemed; or

(ii)    as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was March 15, 2025 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after March 15, 2025 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the

Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)
and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF AMENDED AND RESTATED 3.50% SENIOR NOTES

DUE JUNE 15, 2025

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $200,000,000	ORIGINAL ISSUE DATE: November 5, 2015	INTEREST RATE: 3.50% per annum

MATURITY DATE: June 15, 2025	INTEREST PAYMENT DATES: June 15 and December 15, commencing December 15, 2015	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.50% SENIOR NOTES DUE JUNE 15, 2025

(Fixed Rate)

No. R-2	Principal Amount: $200,000,000
CUSIP No: 694308 HM2

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.50% Senior Note due June 15, 2025 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing December 15, 2015 at the rate of 3.50% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.50% Senior Note due June 15, 2025 (this “Senior Note,” and together with all other 3.50% Senior Notes due June 15, 2025, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from June 12, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Eighth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.50% Senior Note due June 15, 2025

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Fifth Supplemental Indenture, dated as of June 12, 2015, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-eighth series designated as the 3.50% Senior Notes due June 15, 2025 established by the Company under the Indenture and initially issued in an aggregate principal amount of $400,000,000 on June 12, 2015. As a result of the further issuance of $200,000,000 aggregate principal amount of Bonds of the forty-eighth series on November 5, 2015, the issued amount of Bonds of such series now totals $600,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.50% Collateral Mortgage Bonds due 2025”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.50% Collateral Mortgage Bonds due 2023, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to March 15, 2025 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was March 15, 2025 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after March 15, 2025 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $1,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-12

FORM OF AMENDED AND RESTATED 4.25% SENIOR NOTES

DUE MARCH 15, 2046

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $450,000,000	ORIGINAL ISSUE DATE: November 5, 2015	INTEREST RATE: 4.25% per annum

MATURITY DATE: March 15, 2046	INTEREST PAYMENT DATES: March 15 and September 15, commencing March 15, 2016	THIS SENIOR NOTE IS A: ☐ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.25% SENIOR NOTES DUE MARCH 15, 2046

(Fixed Rate)

No. R-1	Principal Amount: $450,000,000
CUSIP No: 694308HN0

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.25% Senior Note due March 15, 2046 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing March 15, 2016 at the rate of 4.25% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.25% Senior Note due March 15, 2046 (this “Senior Note,” and together with all other 4.25% Senior Notes due March 15, 2046, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from November 5, 2015 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Forty-Ninth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.25% Senior Note due March 15, 2046

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Sixth Supplemental Indenture, dated as of November 5, 2015, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the forty-ninth series designated as the 4.25% Senior Notes due March 15, 2046 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.25% Collateral Mortgage Bonds due 2046”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.25% Collateral Mortgage Bonds due 2046, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to September 15, 2045 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was September 15, 2045 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 25 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after September 15, 2045 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the

Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-13

FORM OF AMENDED AND RESTATED 2.95% SENIOR NOTES DUE MARCH 1, 2026

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT : $600,000,000	ORIGINAL ISSUE DATE: March 1, 2016	INTEREST RATE: 2.95% per annum

MATURITY DATE:	INTEREST PAYMENT DATES:	THIS SENIOR NOTE IS A:

March 1, 2026	March 1 and September 1, commencing	☐ Global Book-Entry Bond
	September 1, 2016	☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 2.95% SENIOR NOTES DUE MARCH 1, 2026

(Fixed Rate)

No. R-	Principal Amount: $
CUSIP No: 694308 HP5

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 2.95% Senior Note due March 1, 2026 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 1, 2016 at the rate of 2.95% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 2.95% Senior Note due March 1, 2026 (this “Senior Note,” and together with all other 2.95% Senior Notes due March 1, 2026, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15th and August 15th preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from March 1, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Fiftieth Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A.., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 2.95% Senior Note due March 1, 2026

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Seventh Supplemental Indenture, dated as of March 1, 2016, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the fiftieth series designated as the 2.95% Senior Notes due March 1, 2026 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “2.95% Collateral Mortgage Bonds due 2026”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 2.95% Collateral Mortgage Bonds due 2026, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to December 1, 2025 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was December 1, 2025 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after December 1, 2025 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-14

FORM OF AMENDED AND RESTATED 4.00% SENIOR NOTES

DUE DECEMBER 1, 2046

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $400,000,000	ORIGINAL ISSUE DATE: December 1, 2016	INTEREST RATE: 4.00% per annum

MATURITY DATE: December 1, 2046	INTEREST PAYMENT DATES: June 1 and December 1, commencing June 1, 2017	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond

REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.00% SENIOR NOTES DUE DECEMBER 1, 2046

(Fixed Rate)

No. R-1	Principal Amount: $400,000,000

CUSIP No: 694308HR1

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.00% Senior Note due December 1, 2046 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 1, 2017 at the rate of 4.00% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.00% Senior Note due December 1, 2046 (this “Senior Note,” and together with all other 4.00% Senior Notes due December 1, 2046, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15th and November 15th preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from December 1, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Fifty-Second Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.00% Senior Note due December 1, 2046

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Eighth Supplemental Indenture, dated as of December 1, 2016, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the fifty-second series designated as the 4.00% Senior Notes due December 1, 2046 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.00% Collateral Mortgage Bonds due 2046”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.00% Collateral Mortgage Bonds due 2046, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to June 1, 2046 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was June 1, 2046 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after June 1, 2046 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:

(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

FORM OF AMENDED AND RESTATED 4.00% SENIOR NOTES

DUE DECEMBER 1, 2046

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $200,000,000	ORIGINAL ISSUE DATE: March 10, 2017	INTEREST RATE: 4.00% per annum

MATURITY DATE: December 1, 2046	INTEREST PAYMENT DATES: June 1 and December 1, commencing June 1, 2017	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 4.00% SENIOR NOTES DUE DECEMBER 1, 2046

(Fixed Rate)

No. R-2 CUSIP No: 694308HR1	Principal Amount: $200,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 4.00% Senior Note due December 1, 2046 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing June 1, 2017 at the rate of 4.00% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 4.00% Senior Note due December 1, 2046 (this “Senior Note,” and together with all other 4.00% Senior Notes due December 1, 2046, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 15th and November 15th preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from December 1, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Fifty-Second Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 4.00% Senior Note due December 1, 2046

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Eighth Supplemental Indenture, dated as of December 1, 2016, and as amended by the Thirtieth Supplemental Indenture, dated as of July 1, 2020 (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the fifty-second series designated as the 4.00% Senior Notes due December 1, 2046 established by the Company under the Indenture and initially issued in an aggregate principal amount of $400,000,000 on December 1, 2016. As a result of the further issuance of $200,000,000 aggregate principal amount of Bonds of the fifty-second series on March 10, 2017, the issued amount of Bonds of such series now totals $600,000,000. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “4.00% Collateral Mortgage Bonds due 2046”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 4.00% Collateral Mortgage Bonds due 2046, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to June 1, 2046 (the date that is six months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was June 1, 2046 (the date that is six months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 20 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after June 1, 2046 (the date that is six months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT A-15

FORM OF AMENDED AND RESTATED 3.30% SENIOR NOTES

DUE MARCH 15, 2027

THIS SENIOR NOTE IS A BOND AND A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SENIOR NOTES IN DEFINITIVE FORM, THIS SENIOR NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH ON THE REVERSE HEREOF:

PRINCIPAL AMOUNT: $400,000,000	ORIGINAL ISSUE DATE: March 10, 2017	INTEREST RATE: 3.30% per annum
MATURITY DATE: March 15, 2027	INTEREST PAYMENT DATES: March 15 and September 15, commencing September 15, 2017	THIS SENIOR NOTE IS A: ☒ Global Book-Entry Bond ☐ Certificated Bond
REGISTERED OWNER: Cede & Co., as nominee of The Depository Trust Company

PACIFIC GAS AND ELECTRIC COMPANY

AMENDED AND RESTATED 3.30% SENIOR NOTES

DUE MARCH 15, 2027

(Fixed Rate)

No. R-1 CUSIP No: 694308HS9	Principal Amount: $400,000,000

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company, or registered assigns, the Principal Amount stated above on the Maturity Date stated above, and to pay interest thereon from and including the Original Issue Date stated above or, in the case of a 3.30% Senior Note due March 15, 2027 issued upon the registration of transfer or exchange, from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates set forth above and on the Maturity Date stated above, commencing September 15, 2017 at the rate of 3.30% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this 3.30% Senior Note due March 15, 2027 (this “Senior Note,” and together with all other 3.30% Senior Notes due March 15, 2027, the “Senior Notes”) (or one or more Predecessor Bonds) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1st and September 1st preceding such Interest Payment Date; provided, however, that interest payable at the Maturity Date or on a Redemption Date will be paid to the Person to whom principal is payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Senior Note (or one or more Predecessor Bonds) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Senior Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of the Indenture and any securities exchange, if any, on which the Senior Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in said Indenture.

Payments of interest on this Senior Note will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Senior Note shall be computed and paid on the basis of the 360-day year of twelve 30-day months and will accrue from March 10, 2017 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. In the event that any date on which interest is payable on this Senior Note (other than the Maturity Date) is not a Business Day then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. If the Maturity Date falls on a day that is not a Business Day, the payment of principal, premium, if any, and interest may be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after maturity.

Payment of principal of, premium, if any, and interest on Senior Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on the Senior Notes represented by a Global Bond shall be made by wire transfer of immediately available funds to the Holder of such Global Bond, provided that, in the case of payments of principal and premium, if any, such Global Bond is first surrendered to the Paying Agent. If any of the Senior Notes are no longer represented by a Global Bond, (i) payments of principal, premium, if any, and interest due on the Maturity Date or earlier redemption of such Senior Notes shall be made at the office of the Paying Agent upon surrender of such Senior Notes to the Paying Agent, and (ii) payments of interest shall be made, at the option of the Company, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Bond Register or (B) by wire transfer to registered Holders of at least $10,000,000 in principal amount of Senior Notes at such place and to such account at a banking institution in the United States as such Holders may designate in writing to the Trustee at least sixteen (16) days prior to the date for payment.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SENIOR NOTE SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Senior Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

PACIFIC GAS AND ELECTRIC COMPANY

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Senior Note is one of the Bonds of the series designated as Bonds of the Fifty-Third Series referred to in the within-mentioned Indenture.

Dated:

BOKF, N.A., As Trustee

By:
Authorized Signatory

Reverse of Amended and Restated 3.30% Senior Note due March 15, 2027

This Senior Note is one of a duly authorized issue of Bonds of the Company, issued and issuable in one or more series under an Amended and Restated Indenture, dated as of April 22, 2005 (the “Base Indenture”), as previously supplemented and as further supplemented by a Twenty-Ninth Supplemental Indenture, dated as of March 10, 2017, and as amended by the Thirtieth Supplemental Indenture (as so amended and supplemented, and together with all additional indentures supplemental thereto, and any constituent instruments establishing the terms of particular Bonds, being herein called the “Indenture”), between the Company and BOKF, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a description of the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of Bonds thereunder and of the terms and conditions upon which Bonds are, and are to be, authenticated and delivered. This Senior Note is a Bond within the meaning of the Indenture and is one of the Bonds of the fifty-third series designated as the 3.30% Senior Notes due March 15, 2027 established by the Company under the Indenture. The acceptance of this Senior Note shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.

The Senior Notes will be secured by a series of first mortgage bonds (the “3.30% Collateral Mortgage Bonds due 2027”) delivered by the Company to the Trustee for the benefit of the Holders of the Senior Notes, issued pursuant to the Second Supplemental Indenture, dated as of July 1, 2020 to the Indenture of Mortgage, dated as of June 19, 2020, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (as so supplemented, the “Mortgage Indenture”). Reference is made to the Indenture and the Mortgage Indenture for a description of the rights of the Trustee as holder of the 3.30% Collateral Mortgage Bonds due 2027, the property mortgaged and pledged, the nature and extent of the security and rights of the holders of the first mortgage bonds under the Mortgage Indenture and the rights of the Company under the Mortgage Indenture and the terms and conditions upon which the Senior Notes are secured.

Subject to the terms and conditions of the Indenture, the Senior Notes are redeemable at the option of the Company (“Optional Redemption”), in whole or in part, (a) at any time prior to December 15, 2026 (the date that is three months prior to the Maturity Date) at a Redemption Price equal to the greater of:

(i) 100% of the principal amount of the Senior Notes to be redeemed; or

(ii) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Senior Notes to be redeemed (not including any portion of payments of interest accrued as of the Redemption Date), calculated as if the Maturity Date of such Senior Notes was December 15, 2026 (the date that is three months prior to the Maturity Date), discounted to the Redemption Date on a semi-annual basis at the Adjusted Treasury Rate, plus 15 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to but not including the Redemption Date; and (b) at any time on or after December 15, 2026 (the date that is three months prior to the Maturity Date) at 100% of the principal amount of the Senior Notes to be redeemed, plus accrued and unpaid interest thereon to but not including the Redemption Date.

Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to Holders of such Senior Notes, or one or more Predecessor Bonds, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

In the case of an Optional Redemption, notice of redemption will be in writing and mailed first-class postage-prepaid not less than 10 days nor more than 60 days prior to the Redemption Date to each Holder of Senior Notes to be redeemed at the Holder’s registered address; provided, however, that such notice need not state the dollar amount of the Redemption Price if such dollar amount has not been determined as of the date such notice is being given to the Holders of the Senior Notes being redeemed. If money sufficient to pay the Redemption Price of all Senior Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent or the Trustee on or prior to the Redemption Date, from and after such Redemption Date such Senior Notes or portions thereof shall cease to bear interest. Senior Notes in denominations larger than $2,000 in principal amount may be redeemed in part but only in integral multiples of $1,000.

In the event of redemption of this Senior Note in part only, a new Senior Note or Senior Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the surrender hereof.

As provided in the Indenture and subject to certain limitations therein set forth, this Senior Note or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and premium, if any, and interest on this Senior Note when due.

If an Event of Default shall occur and be continuing, the Trustee or the Holders of not less than 33% in aggregate principal amount of the Outstanding Bonds, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Senior Note shall be conclusive and binding upon such Holder and upon all future Holders of this Senior Note and of any Senior Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Senior Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Senior Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 33% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Senior Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Senior Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Senior Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Senior Note is registrable in the Bond Register, upon surrender of this Senior Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Senior Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Senior Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Senior Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Senior Notes are exchangeable for a like aggregate principal amount of Senior Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Company shall not be required to execute or to provide for the registration of the transfer of or the exchange of (A) any Senior Note of this series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of the Senior Notes called for redemption, or (B) any Senior Note selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

Prior to due presentment of this Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Senior Note is registered as the owner hereof for all purposes, whether or not this Senior Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Senior Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Indenture, no recourse shall be had for the payment of the principal of, premium, if any, or interest with respect to this Senior Note, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of this Senior Note.

All terms used in this Senior Note which are not defined herein shall have the meanings assigned to them in the Indenture.

ASSIGNMENT FORM

To assign this Senior Note, fill in the form below: (I) or (we) assign and transfer this Senior Note to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint to transfer this Senior Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Senior Note)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Securities Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.